As filed with the Securities and Exchange Commission on 9/08/2023

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

811-23011

Investment Company Act file number

The RBB FUND TRUST
(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Steven Plump, President

c/o U.S. Bank Global Fund Services

615 East Michigan Street

Milwaukee, WI 53202
(Name and address of agent for service)

(609) 731-6256

Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: June 30, 2023

Item 1. Reports to Stockholders.

(a)

Evermore Global Value Fund

of The RBB Fund Trust

Semi-Annual Report ● June 30, 2023

This report is submitted for the general information of the shareholders of the Evermore Global Value Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus for the Fund.

Table of Contents

Shareholder Letter & Management Discussion of Fund Performance (Unaudited)	1
Performance Information (Unaudited)	8
Sector Allocation (Unaudited)	9
Expense Example (Unaudited)	10
Schedule of Investments (Unaudited)	11
Statement of Assets and Liabilities (Unaudited)	14
Statement of Operations (Unaudited)	15
Statements of Changes in Net Assets (Unaudited)	16
Financial Highlights (Unaudited)	17
Notes to Financial Statements (Unaudited)	21
Approval of Investment Advisory and Sub-Advisory Agreements (Unaudited)	36
Additional Information (Unaudited)	38
Privacy Notice (Unaudited)	39

Evermore Global Value Fund

Elements of Our Investment Approach

As the sub-adviser to the Evermore Global Value Fund, MFP Investors LLC seeks to leverage our deep operating and investing experience and extensive global relationships to identify and invest in special situations — companies around the world that have compelling valuations and are undergoing strategic changes which we believe will unlock value.

Seeking to Generate Value . . .

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Catalyst-Driven Investing. We do more than simply picking undervalued stocks and hoping for their prices to rise. We invest in companies where we have determined a series of catalysts exist to unlock value. The catalysts we look for are not broadly recognized, but they are likely to have a significant impact on a stock’s performance over time. Catalysts may include management changes, shareholder activism, and operational and financial restructurings (e.g., cost-cutting, asset sales, breakups, spinoffs, mergers, acquisitions, liquidations, share buybacks, recapitalizations, etc.).

Supporting Our Active Value Orientation . . .

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Original Fact-Based Research. We conduct our own, original fact-based research to validate a company’s stated objectives and identify catalysts to unlock value. We also perform detailed business segment analysis on each company we research.

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Business Operating Experience. Our senior investment team has hands-on business operating experience including starting and managing businesses, sitting on company boards, and assisting multi-national corporations with restructuring their businesses. We rely on our team’s experience to better evaluate investment opportunities.

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A Global Network of Strategic Relationships. Over the past 25+ years, members of our investment team have developed extensive global networks of strategic relationships, including individuals and families that control businesses, corporate board members, corporate management, regional brokerage firms, press contacts, etc. We leverage these relationships to help generate ideas and better evaluate investment opportunities.

●

We Invest Like Owners. When we are interested in an investment opportunity, we get to know the management team of the company, study the company’s business model, evaluate the competitive and regulatory environment, and test and crosscheck everything the company’s management team tells us against our own experience. We ask ourselves if we would want to own the entire company. If the answer is no, we will not invest in the company.

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Not Activists, Often Collaborators. We almost always take the approach of collaborative engagement with management of a company, rather than taking an aggressive activist stance. On limited occasions, when we are not satisfied with the efforts of the incumbent company leadership, we may work with other shareholders to help facilitate change.

Executing Our Approach . . .

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Concentration Maintains Focus. Focused and disciplined investing means knowing our businesses intimately and staying patient as the process of value creation unfolds. We maintain focus by typically investing in 25 to 40 securities with a high percentage of investments in our top 10 holdings.

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Investing Across the Capital Structure. We evaluate all components of a company’s capital structure to determine where the best risk-adjusted return potential exists. At times, we may invest in multiple parts of a company’s capital structure (e.g., investing in both a company’s debt and equity).

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Targeting Complex Investment Opportunities. We often research family-controlled holding companies or conglomerates that are often under-researched and/or misunderstood, which can create gaps between price and value.

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Merger Arbitrage and Distressed Companies. We may take advantage of announced merger and acquisition deals where an attractive spread (difference) exists between the market price and the announced deal price for the target company. We also look for opportunities in distressed companies that have filed or may file for bankruptcy, distressed companies involved in reorganizations or financial restructurings, and distressed companies that emerged from a bankruptcy or reorganization.

●	Tactically Managing Cash Levels. We are not afraid to hold significant cash positions when it makes sense for the portfolio.

Evermore Global Value Fund

A Letter from the Portfolio Managers

Dear Shareholder,

As the second quarter of 2023 kicked off, headlines were filled with all kinds of negative rhetoric and discussions. These topics included: the banking sector on the brink of disaster, interest rates continuing to ratchet up, corporate earnings that had peaked and could only go lower, Russia warming up the nukes, and a global recession that was all but assured. As usual, the forecasts overall, at least so far, have proven to be way off the mark. Instead, the markets plowed ahead and grinded higher. In fact, the first half of 2023 was one of the best first half starts to a year in history from a markets perspective. Investors and the markets overall have had an incredible resiliency to take so many macro punches, absorb them and then just keep moving forward. Yes, it’s true that much of the positive performance in the markets was driven by a smaller subset of names, but that does not matter to many market participants. With the fear of missing out at top of mind, investors have been swarming into securities that had some semblance of involvement with artificial intelligence (AI) in hopes of having some exposure (real or perceived) to the technology. It has been a risk-on strategy by investors that has delivered so far. However, when the music stops or at least slows a bit, the carnage could be quite material.

Our focus is on finding compelling investment cases across a variety of sectors and industries, keeping trading to a minimum and “tagging along” with compelling yet cheap situations that have the ability to compound well over time. Institutional Class shares of the Evermore Global Value Fund (the “Fund”) were down 0.56% for the second quarter of 2023, versus the MSCI All-Country World Index ex USA (the “Index”), which was up 2.44% for the same period. For the year-to-date period through June 30, 2023, Institutional Class shares of the Fund were up 7.67% and the Index was up 9.47%.

We were on track for a good second quarter of 2023 until one of our investments had a surprising drawdown, which detracted about 3% from our total return during the six-month period ended June 30, 2023 (the “Period”). Viaplay AB which is a free-to-air and pay tv business based in Sweden missed its numbers. The stock had been a very strong performer for the Fund since it was spun off from another of our holdings, Modern Times Group AB (MTG) several years ago. We have a more extensive discussion of this situation later in the letter under the heading “Portfolio Review - Top Contributors & Detractors”.

The largest contributors to performance so far this year are in a category we categorize as Family-Controlled Companies (FCC). We expect this area to continue to grow within the portfolio as the number of family-controlled businesses that are undergoing value-creating changes has been growing over the last few years. Companies in the portfolio like Bolloré, Exor and BW LPG all had compelling news in the second quarter of 2023 that pushed their stock prices higher, but at the same time we believe these gains were not commensurate to the unrealized value creation from asset sales, stock buybacks and acquisitions. In other words, this means we believe they remain undervalued. Excluding the impact of cash, hedges, options and warrants, our investments in FCC represent 74.5% of the portfolio at the end of the second quarter.

Portfolio Review – Investment Performance

Institutional Class shares of the Fund were down 0.56% for the quarter ended June 30, 2023. As shown in the chart below, the Fund’s performance in the second quarter of 2023 underperformed the Index and the Fund’s peer fund category average but outperformed the HFRX Event Driven Index.

The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month end may be obtained by calling 866-EVERMORE (866-383-7667). Prior to December 28, 2022, the Fund imposed a 2% redemption fee on shares redeemed within 90 days. Performance data quoted does not reflect the redemption fee. If reflected, total returns would be reduced. The performance data quoted reflects fee waivers in effect and would have been less in their absence. Please click here for standardized performance of the Fund.

Quarter Ended June 30, 2023

Morningstar Global Small/Mid Stock Category Average represents an average of all funds in the Morningstar Global Small/Mid Stock Category.

Portfolio Review – Characteristics

The Fund ended the Period with $106.9 million in net assets and 23 issuer positions. As of the Period’s end, 35.9% of the Fund’s net assets were in micro- and small-capitalization (up to $2 billion) companies; 17.2% were in mid-capitalization (between $2 billion and $10 billion) companies; and 22.0% were in large-capitalization (> $10 billion) companies. Set forth below please find the following geographic and strategy classification breakdowns (shown as a % of Fund net assets) as of the Period’s end.

Region Exposure	Strategy Classification

Country Exposure

^

Excludes cash and equivalent holdings (13.9% of net assets) consisting of Short-Term Investment-Money Market Fund (13.4%), Securities Held as Collateral on Loaned Securities (4.1%) and net of Liabilities in Excess of Other Assets (-3.6%).

Portfolio Review – New Investments

The Fund ended the second quarter of 2023 with one new position – Genco Shipping & Trading (GNK US; Marshall Islands). Below please find a summary of our investment in Genco.

The Fund re-initiated a position Genco Shipping & Trading (GNK US), one of the largest U.S.-listed dry bulk operators with a market cap of $596 million. This security should ring a bell with our long-time investors in the Fund, as we previously owned it a few years ago before exiting the position at the end of 2020 / early Q1 2021. Headquartered in New York with global offices in Singapore and Copenhagen, Genco currently has a fleet of 44 modern, fuel efficient vessels with direct exposure to transporting all types of dry bulk trades including major (iron ore, coal) and minor (grains, cement, fertilizers, etc.) bulk all around the world.

We are excited to get another opportunity with this investment based on its compelling valuation. The setup appears exceptionally good with:

●	A historically low order book for the industry that is less than 5% of the total fleet in 2023 onward

●	Favorable environmental regulations (International Maritime Organization or IMO compliance leading to lower new orders, increased scrapping, and slower voyage speeds)

●	China’s reopening that should continue to spur global trade

●	Geopolitical turmoil (i.e., Ukraine/Russia) that has resulted in disrupted cargo routes, which means longer ton miles needed for coal and grain transport

Since 2021, Genco has refocused on shareholder value creation through paying out significant dividends, deleveraging the balance sheet and optimizing its fleet composition by opportunistically selling older ships. The company has paid down approx. $287 million of debt since embarking on this strategy and, as a result, sits on a strong balance sheet with leverage at a mere 11% net loan-to-value (LTV) and no significant debt maturities coming due until second half of 2026. Genco is trading at about 0.6x our estimate of price/NAV, a compelling valuation for a company that is in a superior position compared to when we previously owned the security, further underpinned by a favorable regulatory environment, strengthening industry fundamentals and longer distances.

Portfolio Review – Exited Investments

The Fund exited one investment during the second quarter of 2023:

●

BW LPG (BWLPG NO): The Fund exited its position in BW LPG in the second quarter of 2023, realizing a healthy gain for a position that we held for just under a year. It was the largest contributor to Fund performance with the share price appreciating 37% in the second quarter.

BW LPG is one of the leading liquified petroleum gas (“LPG”) vessel operators in the world. Headquartered in Singapore and listed on the Oslo exchange, BW LPG has a market cap of $1.4 billion and a fleet of 45 Very Large Gas Carriers (VLGCs), of which 16 vessels are outfitted with the latest cost-effective, low emissions LPG dual-fuel propulsion technology. The main family-controlled shareholder is the BW Group (41% stake), a well-regarded maritime and green-related family-controlled holding company managed by the long-term oriented value creator and savvy investor, Andreas Sohmen-Pao. It should be noted that the BW Group is also an anchor shareholder in another Fund investment, Cadeler, an offshore wind installation vessel operator.

Since we initiated our position in late August 2022, the VLGC rates continued to strengthen, and the order book of new vessels delivered this year has been well absorbed. Given the strong cash flow generation, BW LPG has paid a significant amount of dividends so far this year, representing a 100% payout ratio and dividend yield in excess of 30%. Last May, the company announced a share buyback program to purchase up to 6 million shares for a maximum of $50 million. In mid-June, BW LPG announced a reverse book building process to purchase shares through a Dutch Auction. We decided to tender all our shares at NOK 108 per share and lock in a substantial return as the share price appreciated faster than we expected (approximately NOK 60 per share to over NOK 100 per share during the first half of 2023). We will continue to monitor BW LPG for an opportunity to possibly become shareholders again in the future.

Portfolio Review - Top Contributors & Detractors

The top three contributors to and detractors from Fund performance in the second quarter of 2023 and summaries for two of the most impactful contributors and detractors can be found below.

Eneti (NETI US) is a $470 million market cap offshore wind turbine installation vessel operator. Eneti was the second largest contributor (approx. +30%) to Fund performance in the second quarter of 2023. The most significant news came out just this past June, when Eneti announced a transformative merger with its biggest competitor, Cadeler A/S (which we own in the Fund), in an all-stock deal which is expected to close in the fourth quarter of 2023.

As a reminder, we have owned Eneti in our Fund since it was formerly known as Scorpio Bulkers, a dry bulk operator that transitioned its strategy from the dry bulk sector into offshore wind in August 2020. In fact, Eneti’s decision to pursue this dramatic shift into the nascent offshore wind sector was the impetus for us to start our deep dive analyses on the sector which resulted in our investment in Cadeler.

With a market cap of $900 million, Cadeler is one of the few pureplay offshore wind installation vessel operators in the world. Since 2010, the company has installed over 280 wind turbines and 400 foundations, making it the largest and preeminent offshore wind installation company with over 50% global market share. Founded in 2008, Cadeler was 100% acquired in 2010 by the Swire Pacific Group, a Hong Kong-listed holding company that was formerly called Swire Blue Ocean. Due to liquidity needs to address financial issues in its underlying companies, Swire Pacific was a forced seller and listed Cadeler on the Oslo Bors in November 2020. Swire Pacific now owns a residual 15% and a new strategic partner, BW Group, came in as a cornerstone investor (30% stake) which we mentioned under the BW LPG section. We believe this is a game-changing merger that solidifies Cadeler/Eneti as the largest offshore wind vessel operator in the world with significant operational synergies. With wind turbines getting larger and the European Union’s strong stance on the renewables and green initiatives, we believe that the need for bigger wind turbine capacity will grow substantially over the next 5 to 10 years. Given the limited supply of modern vessels to handle such increased capacity, Cadeler/Eneti is extremely well positioned to be the beneficiary of this global structural shift to green initiatives.

Exor (EXO NA) was another contributor to Fund performance. Exor is a $21 billion market cap, holding company for the Agnelli family of Italy. Through its stake in the listed auto group Stellantis, the fourth largest auto original equipment manufacturer (OEM) that Exor helped to form via Fiat Chrysler’s merger with Peugeot, Exor controls Ferrari, Fiat, Chrysler, Maserati, Peugeot, Alfa Romeo and a number of other brands. They also control 64% of the soccer club Juventus, 43% of the Economist magazine, 24% of Louboutin (the famous red sole shoes and accessories global luxury brand) and a myriad of other businesses. The head of the family is John Elkann, great-great grandson of Giovanni Agnelli, the founder of Fiat. He has done an admirable job of building great business franchises through acquisitions, portfolio harvesting, and targeted investments within portfolio companies.

Exor makes long-term investments in companies primarily in Europe and Asia, but with global reach, and often in partnership with founding families. In recent years, Exor has shifted its emphasis to less capital-intensive business such as luxury fashion houses (Shang Xia, Christian Louboutin), healthcare (Institut Mérieux, initial 10% stake) and other enduring franchises (The Economist, etc.). Lastly, the $9 billion sale of PartnerRe to Covéa provides significant equity firepower for compelling future acquisitions. Since the creation of Exor in 2009 through 2022, the company’s NAV per share has compounded at an impressive 17.6% CAGR. We continue to maintain high conviction in Exor and further believe the 40% discount to our estimated NAV should narrow over time as the holding company goes through periods of harvesting and investing in the portfolio.

Viaplay Group (VPLAYB SS), a $453 million market cap, Nordic streaming media company, was the largest detractor to performance in the second quarter of 2023 after having been the second largest contributor in the prior quarter. In June, Viaplay had an unexpected turn of events, announcing a profit warning and the CEO’s resignation on a Sunday afternoon (NY time).

We were certainly surprised and extremely disappointed by these recent developments, especially for our long-term holding that had successfully navigated the pandemic and grew the subscriber base significantly over the last two years. Earlier this year, Viaplay initiated its planned price increases across various markets but clearly those efforts were unsuccessful with a higher-than-expected churn recently. Management revised downward the full-year 2023 guidance and withdrew the operating and financial targets for 2025 citing a rapid deterioration of advertising revenues and lower demand in the Nordic and international streaming markets. They attributed the higher churn levels to the rising cost of living following the price increases.

Anders Jensen, who was the CEO since Viaplay spun out from its former parent, Modern Times Group (MTG) in April 2019, has resigned effective immediately. Anders was replaced by Jorgen Madsen Lindemann, who was the former CEO of the predecessor parent company, MTG, and prior to that held senior leadership positions at MTG spanning over 26 years including head of Nordic operations and international operations, and head of sports rights acquisition and production. Subsequent to the end of the second quarter of 2023, Viaplay withdrew its full year 2023 guidance (but kept the Q2 2023 guidance intact) on the back of the new CEO’s review of current operations and the Chairman, Pernille Erenbjerg, stepped down from the board due to personal health-related reasons in July. With increased uncertainty, diminishing investor confidence, and a greater likelihood of impairments in the expanded international markets, we have ultimately decided to exit our position in Viaplay at a loss. While we believe there should be minimal solvency risk, a potential liquidity constraint could result in a dilutive equity raise if Viaplay’s core Nordic markets slow down at a sharper pace. We will monitor how the situation unfolds at Viaplay as the company provides an update on its strategy and medium-term outlook which will include cost savings program, content cost savings initiatives, review of the international operations and non-core assets and renegotiations with its distribution partners.

Calumet Specialty Products (CLMT US) was the second largest detractor to Fund performance during the second quarter of 2023. Calumet is a $1.27 billion market cap producer of branded and unbranded specialty petrochemicals, as well as a refiner of petroleum-derived fuels and renewables. There were a number of notable positive developments during the quarter.

The Montana Renewables (“MRL”) facility located in Great Falls, Montana is now fully operational with renewable hydrogen, pretreatment unit and sustainable aviation fuel (SAF) all online. As you may recall, the conversion of the MRL facility was completed last September, transforming it from a traditional refiner to one capable of producing renewable diesel (RD) and SAF. MRL has already started to produce the initial 2,000 barrels per day (bpd) or 30 million gallons per year of SAF which is all being sold to Shell Aviation under an offtake agreement. Calumet has reached its milestone of becoming the largest SAF producer in North America. MRL intends to significantly increase SAF production over the next two to three years reaching a maximum level of 15,000 bpd or approx. 230 million gallons annually.

In addition, Calumet continues to adhere to its strategic objectives and further de-levered the balance sheet. As of Q1 2023, the company had a net debt to trailing-12-months adjusted EBITDA of 3.0x which is significantly lower than where it stood a year ago (8.2x). In June, Calumet completed a private placement offering of $325 million of 9.75% Senior Notes due 2028, with proceeds earmarked to tender for all of its $200 million of 9.25% Senior Secured First Lien Notes due 2024 and up to $100 million of the 11% Senior Notes due 2025. While total debt will remain about the same, the company has extended maturities and secured a modest interest expense reduction. We continue to have high conviction in management’s ability to ramp up MRL’s production, continued execution at Calumet’s core segments, and on-going deleveraging (from MRL’s operating cash flows or liquidity event from monetizing a portion or all of MRL).

Closing Thoughts

As we ended the second quarter of 2023, it was also the second chapter in the life of the Evermore Global Value Fund. We have settled in well within MFP Investors LLC and the Price Family Office. The knowledge, experience and drive that are swirling around this office are intense and incredible. We have full access to the larger MFP Investors group and ideas are shared and discussed across the room. To that end, we believe this is a huge, undervalued asset that should benefit the investors in the Fund over time.

Please feel free to contact us at dmarcus@mfpllc.com or to@mfpllc.com with any questions or thoughts.

Sincerely,

David E. Marcus Lead Portfolio Manager	Thomas O Co-Portfolio Manager

Opinions expressed are those of MFP Investors LLC and are subject to change, are not guaranteed and should not be considered investment advice.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Current and future portfolio holdings are subject to risk.

MSCI All-Country World Index Ex USA captures large and mid-cap representation across 22 Developed Markets countries.

The HFRX Event Driven Index utilizes a UCITSIII compliant methodology to construct the HFRX Hedge Fund Indices. The methodology is based on defined and predetermined rules and objective criteria to select and rebalance components to maximize representation of the Hedge fund Universe.

EV/EBITDA - Enterprise Value/Earning Before Interest, Taxes, Depreciation and Amortization is the most widely used valuation multiple based on enterprise value and is often used in conjunction with, or as an alternative to the price to earnings ratio to determine the fair market value of a company.

Free cash flow represents the cash a company generates after cash outflows to support operations and maintain its capital assets.

EBIT means earnings before interest and taxes and is an indicator of a company’s profitability.

Please click here for the most recent holdings of the Fund. Please view the schedule of investments for holdings information as of June 30, 2023.

Mutual fund investing involves risk. Principal loss is possible. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. This risk is greater for investments in Emerging Markets. Investing in smaller companies involves additional risks such as limited liquidity and greater volatility than larger companies. The Fund may make short sales of securities, which involve the risk that losses may exceed the original amount invested in the securities. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment in lower-rated, non-rated and distressed securities presents a greater risk of loss to principal and interest than higher-rated securities. Due to the focused portfolio, the Fund may have more volatility and more risk than a fund that invests in a greater number of securities. Additional special risks relevant to the Fund involve liquidity, currency, derivatives and hedging. Please refer to the Fund’s prospectus for further details.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Fund before investing. This and other important information is contained in the Fund’s statutory and summary prospectus, which may be obtained by contacting your financial advisor, by calling MFP Investors at 866-EVERMORE (866-383-7667) or on www.evermoreglobal.com. Please read the prospectus carefully before investing.

You cannot invest directly in an index.

MFP Investors LLC is the sub-advisor to the Evermore Global Value Fund, which is distributed by Quasar Distributors, LLC.

Evermore Global Value Fund

Performance Information (Unaudited)

Comparison of Change in Value of $10,000 Investment in Evermore Global Value Fund - Investor Class vs. MSCI All-Country World Index ex USA & HFRX Event Driven Index

Total Annualized Returns For the Periods Ended June 30, 2023:
	1 Year	3 Year	5 Year	10 Year	Since Inception (1/1/2010)		Value of $10,000 (6/30/2023)
Investor Class(1)	9.85%	0.59%	-5.06%	3.07%	2.19%		$13,393
Institutional Class(1)	10.07%	0.85%	-4.81%	3.33%	2.44%		$13,842
MSCI All-Country World Index ex USA	12.72%	7.22%	3.52%	4.75%	4.37	%(2)	$17,812
HFRX Event Driven Index	-4.05%	-1.05%	0.02%	0.69%	1.24	%(2)	$11,814

(1)

The Fund commenced operations on January 1, 2010 as a separate series (the “Predecessor Fund”) of Evermore Funds Trust. Effective as of the close of business on December 27, 2022, the Predecessor Fund was reorganized as a new series of The RBB Fund Trust (the “Reorganization”). The performance shown for periods prior to December 28, 2022 represents the performance of the Predecessor Fund.

(2)	Index performance shown is from inception date of the Fund and is not the inception date of the index itself.

This chart illustrates the performance of a hypothetical $10,000 investment made in the Investor Class shares on January 1, 2010 and reflects all Fund expenses. The chart is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for an index. Index returns do not reflect the effects of fees and expenses. It is not possible to invest directly in an index.

Performance data quoted represents past performance; past performance does not guarantee future results. The performance data quoted reflects fee waivers in effect and would have been less in their absence. The investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 866-EVERMORE or (866-383-7667). The Total Annual Fund Operating Expenses as stated in the Fund’s Prospectus dated March 30, 2023, as revised May 2, 2023, are 1.73% and 1.48% for Investor Class and Institutional Class, respectively. The Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements, as stated in the Fund’s Prospectus dated March 30, 2023, as revised May 2, 2023, are 1.61% and 1.36% for Investor Class and Institutional Class, respectively.

Evermore Global Value Fund

Sector Allocation* as a Percentage of Total Portfolio at June 30, 2023 (Unaudited)

*

Data is expressed as a percentage of total portfolio. Data expressed excludes collateral on loaned securities and forward foreign currency contracts. Please refer to the Schedule of Investments and Schedule of Forward Foreign Currency Contracts for more details on the Fund’s individual holdings.

Evermore Global Value Fund

Expense Example for the Six Months Ended June 30, 2023 (Unaudited)

As a shareholder of the Evermore Global Value Fund (the “Fund”), you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including investment advisory fees, distribution fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (01/01/23 – 06/30/23).

Actual Expenses

The first line of the table on the next page provides information about actual account values based on actual returns and actual expenses. You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. An Individual Retirement Account (“IRA”) will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds may vary. These expenses are not included in the example below. The example below includes, but is not limited to, investment advisory fees, shareholder servicing fees, fund accounting fees, custody fees and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 01/01/23	Ending Account Value 06/30/23	Expenses Paid During the Period 01/01/23 – 06/30/23*
Investor Class Actual*	$1,000	$1,074.20	$12.36
Investor Class Hypothetical (5% annual return before expenses)	$1,000	$1,025.33	$12.07

Institutional Class Actual*	$1,000	$1,076.70	$10.44
Institutional Class Hypothetical (5% annual return before expenses)	$1,000	$1,027.19	$10.19

*

Expenses are equal to the Fund’s annualized net expense ratios for the most recent six-month period of 1.60% for Investor Class shares and 1.35% for Institutional Class shares multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).

Evermore Global Value Fund

Schedule of Investments at June 30, 2023 (Unaudited)

Country Allocation for Investments in Securities at June 30, 2023 (Unaudited)

Country	Long Exposure
United States^	21.3%
Ireland	11.0%
Sweden	10.4%
France	9.5%
Netherlands	9.0%
Monaco	6.8%
Norway	6.0%
Denmark	5.0%
Italy	3.2%
Austria	2.3%
Switzerland	1.6%
Subtotal	86.1%

Percentages are stated as a percent of net assets.

^

Excludes cash and equivalent holdings (13.9% of net assets) consisting of Short-Term Investment-Money Market und (13.4%), Securities Held as Collateral on Loaned Securities (4.1%) and net of Liabilities in Excess of Other Assets (-3.6%).

Shares		Value
COMMON STOCKS — 75.1%
Aerospace & Defense — 1.6%
108,272	Montana Aerospace AG (Switzerland) (1)	$1,746,771
Capital Markets — 4.5%
86,155	KKR & Co, Inc. - Class A (United States)	4,824,680
Entertainment — 2.3%
389,297	Modern Times Group MTG AB (Sweden) (1)	2,481,530
Health Care Equipment & Supplies — 1.8%
29,600	Enovis Corp. (United States) (1)	1,897,952
Industrial Conglomerates — 16.7%
896,827	Bollore SE (France)	5,587,921
67,968	EXOR NV (Netherlands) (1)	6,057,950
287,085	LIFCO AB (Sweden)	6,236,608
		11,824,529
IT Services — 0.9%
57,00	Hemnet Group AB (Sweden)	997,798
Machinery — 3.0%
48,800	Esab Corp. (United States)	3,247,152
Marine — 16.4%
1,287,384	Cadeler A/S (Denmark) (1)(2)	5,385,289
375,973	Eneti, Inc. - (Monaco) ADR	4,553,033
91,300	Genco Shipping & Trading, Ltd. - (United States)	1,280,939
739,873	Hoegh Autoliners ASA (Norway)	4,194,424
456,500	Stainless Tankers ASA (Norway)(1)	2,167,754
		17,581,439
Media — 11.2%
39,051	IAC, Inc. (United States)(1)	$2,452,403
161,892	Universal Music Group NV (Netherlands)	3,594,970
236,397	Viaplay Group AB (Sweden) (1)	1,354,554
501,648	Vivendi SA (France)	4,601,441
		12,003,368
Oil, Gas & Consumable Fuels — 11.0%
571,155	Calumet Specialty Products Partners LP (United States) (1)	9,058,518
318,300	DHT Holdings, Inc. - (Monaco) ADR	2,715,099
		11,773,617
Real Estate Management — 3.2%
263,500	Infrastrutture Wireless Italiane SpA (Italy)	3,473,386
Technology Hardware, Storage & Peripherals — 2.3%
122,313	Kontron AG (Austria)	2,417,111
TOTAL COMMON STOCKS
(Cost $57,626,251)		80,327,283

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

Schedule of Investments at June 30, 2023 (Unaudited), Continued

Shares	Principal Amount
CORPORATE OBLIGATION — 11.0%
Consumer Finance — 11.0%
15,140,944 Lamington Road DAC 9.750%, Cash or 14.000% PIK, 4/7/2121 (Ireland)(3)(4)(6)(7)	$11,740,288
TOTAL CORPORATE OBLIGATION (Cost $14,570,940)	11,740,288

SHORT-TERM INVESTMENT — 13.4%
Money Market — 13.4%
14,273,166 First American Treasury Obligations Fund - Class X, 5.04% (5)	14,273,166
TOTAL SHORT-TERM INVESTMENT (Cost $14,273,166)	14,273,166

SECURITIES HELD AS COLLATERAL ON LOANED SECURITIES — 4.1%
Money Market — 4.1%
4,400,000 First American Government Obligations Fund, Class X, 4.93% (5)	4,400,000
TOTAL SECURITIES HELD AS COLLATERAL ON LOANED SECURITIES (Cost $4,400,000)	4,400,000

TOTAL INVESTMENTS IN SECURITIES — 103.6% (Cost $90,870,357)	110,740,737
Liabilities in Excess of Other Assets — (3.6)%	(3,838,982)
TOTAL NET ASSETS — 100.0%	$106,901,755

Percentages are stated as a percent of net assets.

(1)	Non-income producing security.
(2)

All or a portion of this security is on loan. At June 30, 2023 the total value of securities on loan was $4,190,954, which represents 3.9% of total net assets. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

(3)

This security was fair valued in good faith by F/m Investments, LLC d/b/a North Slope Capital, LLC (the “Adviser”), as Valuation Designee, under the oversight of The RBB Fund Trust’s Board of Trustees. The aggregate value of this security at June 30, 2023 was $11,740,288, which represents 11.0% of net assets.

(4)	Affiliated company as defined by the Investment Company Act of 1940, as amended. Please refer to Note 7 for further disclosures related to this affiliated security.
(5)	Seven-day yield as of June 30, 2023.
(6)	The Adviser has deemed all or a portion of this security as illiquid. This security has a value of $11,740,288, which represents 11.0% of total net assets at June 30, 2023.
(7)	Value determined using significant unobservable inputs.

Glossary of Terms

ADTR -	American Depositary Receipt
PIK -	Payment In Kind

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

Schedule of Investments at June 30, 2023 (Unaudited), Continued

SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS at June 30, 2023 (Unaudited)

As of June 30, 2023, the Fund had the following forward currency contracts outstanding

	Currency to be Received			Currency to be Delivered
Settlement Date	Amount	Currency	USD Value at June 30, 2023	Amount	Currency	USD Value at June 30, 2023	Net Unrealized Appreciation (Depreciation)
7/31/2023	1,705,257	USD	$1,705,257	1,524,500	CHF	$1,709,161	$(3,904	)(a)
7/31/2023	25,132,635	USD	25,132,635	23,004,700	EUR	25,144,602	(11,967	)(a)
7/31/2023	11,105,030	USD	11,105,030	119,857,700	NOK	11,180,358	(75,328	)(a)
7/31/2023	10,676,942	USD	10,676,942	115,101,700	SEK	10,688,418	(11,477	)(a)
			$48,619,864			$48,722,539	$(102,676)

CHF	Swiss Franc
EUR	Euro
NOK	Norwegian Krone
SEK	Swedish Krona
USD	U.S. Dollar
(a)	Counterparty: forward foreign currency contracts outstanding with Bank of New York Mellon.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

Statement of Assets and Liabilities of June 30, 2023 (Unaudited)

ASSETS
Investments in securities, at value (cost $90,870,357) (1) (Note 2)	$110,740,737
Foreign currency, at value (Cost $7)	7
Receivables:
Capital shares sold	132,857
Income from securities loaned(1)	354
Dividends and interest, net of foreign withholding taxes	336,800
Dividend reclaims	435,832
Prepaid expenses	20,613
Total assets	111,667,200

LIABILITIES
Unrealized depreciation on forward foreign currency contracts	102,676
Payables:
Capital shares redeemed	54,170
Securities lending collateral(1)	4,400,000
Investment advisory fees	86,403
Administration fees	47,027
Custody fees	6,504
Distribution fees - Investor Class	2,961
Transfer agent fees	12,609
Other accrued fees	48,897
Total liabilities	4,765,445
NET ASSETS	$106,901,755

COMPONENTS OF NET ASSETS
Par Value	$10,033
Paid-in capital	153,377,709
Total distributable earnings	(46,485,987)
Net assets	$106,901,755
Investor Class:
Net assets	$14,367,347
Shares issued and outstanding (unlimited number of shares authorized without par value)	1,359,081
Net asset value	$10.57
Institutional Class:
Net assets	$92,534,408
Shares issued and outstanding (unlimited number of shares authorized without par value)	8,673,987
Net asset value	$10.67

(1)	The market value of securities out on loan was $4,190,954 as of June 30, 2023.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

Statement of Operations for the Six Months Ended June 30, 2023 (Unaudited)

INVESTMENT INCOME
Dividends (net of $185,079 foreign withholding taxes)	$1,571,299
Interest	1,007,125
Income from securities loaned	121,536
Total investment income	2,699,960

EXPENSES (Note 3)
Advisory fees	536,063
Legal fees	82,393
Administration and accounting fees	61,153
Transfer agent fees	48,021
Audit and tax fees	26,972
Registration fees	22,388
Distribution fees - Investor Class	18,644
Custody fees	16,491
Shareholder reporting fees	13,686
Trustee fees	573
Interest expense	543
Chief Compliance Officer fees	402
Insurance fees	315
Miscellaneous fees	16,090
Total expenses before reimbursements	843,734
Net expense reimbursement by Adviser	(93,552)
Net expenses	750,182
Net Investment Income	1,949,778

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCIES, FORWARD FOREIGN CURRENCY CONTRACTS & WRITTEN OPTIONS
Net realized gain (loss) on:
Investments in unaffiliated securities	(3,962,380)
Foreign currencies	(49,489)
Forward foreign currency contracts	1,448,115
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	7,548,706
Investments in affiliated securities	537,504
Foreign currencies	15,617
Forward foreign currency contracts	525,409
Net realized and unrealized gain (loss) on investments, foreign currencies, forward foreign currency contracts & written options	6,063,482
Net increase in net assets resulting from operations	$8,013,260

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

Statements of Changes in Net Assets

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$1,949,778	$4,369,491
Net realized gain (loss) on investments, foreign currency transactions, forward foreign currency contracts & written options	(2,563,754)	(12,069,254)
Change in unrealized depreciation on investments, foreign currency transactions, forward foreign currency contracts & written options	8,627,236	(45,380,079)
Net increase (decrease) in net assets resulting from operations	8,013,260	(53,079,842)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS (NOTE 6)
Investor Class	—	(324,216)
Institutional Class	—	(2,263,202)
Total distributions to shareholders	—	(2,587,418)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from net change in outstanding shares – Investor Class	(1,593,042)	(1,895,450)
Net decrease in net assets derived from net change in outstanding shares – Institutional Class	(3,967,789)	(64,577,199)
Total decrease in net assets from capital share transactions	(5,560,831)	(66,472,649)
Total increase/(decrease) in net assets	2,452,429	(122,139,909)

NET ASSETS
Beginning of period	104,449,326	226,589,235
End of period	$106,901,755	$104,449,326

Summary of capital share transactions is as follows:

	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31, 2022
Investor Class	Share	Value	Share	Value
Shares sold	85,915	$907,033	169,348	$1,892,776
Shares issued in reinvestment of distributions	—	—	30,832	313,248
Shares redeemed*	(236,261)	(2,500,075)	(375,107)	(4,101,474)
Net decrease	(150,346)	$(1,593,042)	(174,927)	$(1,895,450)

	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31, 2022
Institutional Class	Share	Value	Share	Value
Shares sold	583,859	$6,248,560	1,664,628	$17,782,419
Shares issued in reinvestment of distributions	—	—	214,739	2,196,781
Shares redeemed*	(948,452)	(10,216,349)	(7,622,197)	(84,556,399)
Net decrease	(364,593)	$(3,967,789)	(5,742,830)	$(64,577,199)

*

Prior to December 28, 2022, there was a 2.00% redemption fee to the value of shares redeemed or exchanged within 90 days of purchase. The redemption fees were retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in capital. Effective December 28, 2022, the Fund eliminated its redemption fee.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

Financial Highlights for a capital share outstanding throughout the period/year

Investor Class

	Six Months Ended June 30,		Year Ended December 31,
	2023 (Unaudited)#		2022^	2021	2020	2019	2018
Net asset value, beginning of year	$9.84		$13.66	$13.24	$14.26	$11.70	$15.08

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)*	0.17		0.28	0.19	(0.00)[1]	0.09	0.06
Net realized and unrealized gain (loss) on investments	0.56		(3.89)	0.59	(1.00)	2.83	(3.16)
Total from investment operations	0.73		(3.61)	0.78	(1.00)	2.92	(3.10)

LESS DISTRIBUTIONS
From net investment income	—		(0.21)	(0.36)	(0.02)	(0.10)	(0.06)
Net realized gains	—		—	—	—	(0.26)	(0.22)
Total distributions	—		(0.21)	(0.36)	(0.02)	(0.36)	(0.28)
Paid-in capital from redemption fees[2]	—		—	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Net asset value, end of year	$10.57		$9.84	$13.66	$13.24	$14.26	$11.70
Total return[4]	7.42	%(5)	(26.48)%	5.93%	(7.01)%	25.05%	(21.07)%

SUPPLEMENTAL DATA
Net assets, end of year (thousands)	$14,367		$14,847	$23,009	$27,956	$61,296	$63,584
Portfolio turnover rate	12	%(5)	17%	33%	21%	28%	29%

RATIO OF EXPENSES TO AVERAGE NET ASSETS[3]
Before expense waivers/reimbursement and recoupments, including interest and dividend expense	1.77	%(6)	1.72%	1.57%	1.55%	1.47%	1.44%
Before expense waivers/reimbursement and recoupments, excluding interest and dividend expense	1.77	%(6)	1.72%	1.57%	1.55%	1.47%	1.44%
After expense waivers/reimbursement and recoupments, including interest and dividend expense	1.60	%(6)	1.60%	1.57%	1.55%	1.47%	1.44%
After expense waivers/reimbursement and recoupments, excluding interest and dividend expense	1.60	%(6)	1.60%	1.57%	1.55%	1.47%	1.44%

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

Financial Highlights for a capital share outstanding throughout the period/year, Continued

	Six Months Ended June 30,		Year Ended December 31,
	2023 (Unaudited)#		2022^	2021	2020	2019	2018
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS[2]
Before expense waivers/reimbursement and recoupments, including interest and dividend expense	3.19	%(6)	2.39%	1.35%	(0.04)%	0.69%	0.35%
After expense waivers/reimbursement and recoupments, including interest and dividend expense	3.37	%(6)	2.52%	1.35%	(0.04)%	0.69%	0.35%

Portfolio turnover is calculated for the Fund as a whole.

^

Prior to the close of business on December 27, 2022, the Fund was a series (the “Predecessor Fund”) of Evermore Funds Trust, an open-end management investment company organized as a Massachusetts business trust. The Predecessor Fund was reorganized into the Fund following the close of business on December 27, 2022 (the “Reorganization”). As a result of the Reorganization, the performance and accounting history of the Predecessor Fund was assumed by the Fund. Performance and accounting information prior to December 28, 2022 included herein is that of the Predecessor Fund.

#

Effective March 31, 2023, the Fund’s former investment adviser (the “Predecessor Adviser”), sold substantially all of its business and advisory assets to MFP Investors LLC (“the Sub-Adviser”). In connection with the change of control, F/m Investments, LLC d/b/a North Slope Capital, LLC was appointed as the investment adviser to the Fund and the Sub-Adviser was appointed as sub-adviser to the Fund. The performance shown for periods prior to March 31, 2023 represents the performance of the Fund or Predecessor Fund, as applicable, under the management of the Predecessor Adviser.

*	Calculated using the average shares outstanding method.
[1]	Amount less than $0.01.
[2]

Prior to December 28, 2022, there was a 2.00% redemption fee to the value of shares redeemed or exchanged within 90 days of purchase. The redemption fees were retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in capital. Effective December 28, 2022, the Fund eliminated its redemption fee.

[3]	Does not include expenses of the investment companies in which the Fund invests.
[4]

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total investment return does not reflect any applicable sales charge.

[5]	Not Annualized
[6]	Annualized

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

Financial Highlights for a capital share outstanding throughout the period/year, Continued

Institutional Class

	Six Months Ended June 30,		Year Ended December 31,
	2023 (Unaudited)#		2022^	2021	2020	2019	2018
Net asset value, beginning of year	$9.91		$13.77	$13.35	$14.35	$11.77	$15.20

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)*	0.20		0.33	0.23	0.03	0.12	0.09
Net realized and unrealized gain (loss) on investments	0.56		(3.95)	0.59	(1.00)	2.86	(3.30)
Total from investment operations	0.76		(3.62)	0.82	(0.97)	2.98	(3.21)

LESS DISTRIBUTIONS
From net investment income	—		(0.24)	(0.40)	(0.03)	(0.14)	0.00
Net realized gains	—		—	—	—	(0.26)	(0.22)
Total distributions	—		(0.24)	(0.40)	(0.03)	(0.40)	(0.22)
Paid-in capital from redemption fees[2]	—		—	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Net asset value, end of year	$10.67		$9.91	$13.77	$13.35	$14.35	$11.77
Total return[4]	7.67	%(5)	(26.35)%	6.16%	(6.78)%	25.41%	(20.92)%

SUPPLEMENTAL DATA
Net assets, end of year (thousands)	$92,534		$89,603	$203,580	$253,364	$533,731	$443,904
Portfolio turnover rate	12	%(5)	17%	33%	21%	28%	29%

RATIO OF EXPENSES TO AVERAGE NET ASSETS[3]
Before expense waivers/reimbursement and recoupments, including interest and dividend expense	1.52	%(6)	1.47%	1.32%	1.29%	1.22%	1.19%
Before expense waivers/reimbursement and recoupments, excluding interest and dividend expense	1.52	%(6)	1.47%	1.32%	1.29%	1.22%	1.19%
After expense waivers/reimbursement and recoupments, including interest and dividend expense	1.35	%(6)	1.35%	1.32%	1.29%	1.22%	1.19%
After expense waivers/reimbursement and recoupments, excluding interest and dividend expense	1.35	%(6)	1.35%	1.32%	1.29%	1.22%	1.19%

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

Financial Highlights for a capital share outstanding throughout the period/year, Continued

	Six Months Ended June 30,		Year Ended December 31,
	2023 (Unaudited)#		2022^	2021	2020	2019	2018
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS[2]
Before expense waivers/reimbursement and recoupments, including interest and dividend expense	3.47	%(6)	2.71%	1.60%	0.21%	0.91%	0.60%
After expense waivers/reimbursement and recoupments, including interest and dividend expense	3.65	%(6)	2.83%	1.60%	0.21%	0.91%	0.60%

Portfolio turnover is calculated for the Fund as a whole.

^

Prior to the close of business on December 27, 2022, the Fund was a series (the “Predecessor Fund”) of Evermore Funds Trust, an open-end management investment company organized as a Massachusetts business trust. The Predecessor Fund was reorganized into the Fund following the close of business on December 27, 2022 (the “Reorganization”). As a result of the Reorganization, the performance and accounting history of the Predecessor Fund was assumed by the Fund. Performance and accounting information prior to December 28, 2022 included herein is that of the Predecessor Fund.

#

Effective March 31, 2023, the Fund’s former investment adviser (the “Predecessor Adviser”), sold substantially all of its business and advisory assets to MFP Investors LLC (“the Sub-Adviser”). In connection with the change of control, F/m Investments, LLC d/b/a North Slope Capital, LLC was appointed as the investment adviser to the Fund and the Sub-Adviser was appointed as sub-adviser to the Fund. The performance shown for periods prior to March 31, 2023 represents the performance of the Fund or Predecessor Fund, as applicable, under the management of the Predecessor Adviser.

*	Calculated using the average shares outstanding method.
[1]	Amount less than $0.01.
[2]

Prior to December 28, 2022, there was a 2.00% redemption fee to the value of shares redeemed or exchanged within 90 days of purchase. The redemption fees were retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in capital. Effective December 28, 2022, the Fund eliminated its redemption fee.

[3]	Does not include expenses of the investment companies in which the Fund invests.
[4]

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total investment return does not reflect any applicable sales charge.

[5]	Not Annualized
[6]	Annualized

Evermore Global Value Fund

Notes to Financial Statements June 30, 2023 (Unaudited)

NOTE 1 – ORGANIZATION

The Evermore Global Value Fund (the “Fund”) is a series of The RBB Fund Trust (the “Trust”). The Trust was organized as a Delaware statutory trust on August 29, 2014 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund commenced operations on January 1, 2010 as a separate series (the “Predecessor Fund”) of Evermore Funds Trust, a Massachusetts business trust. Effective as of the close of business on December 27, 2022, the Predecessor Fund was reorganized into a new series of the Trust in a tax-free reorganization (the “Reorganization”). The Agreement and Plan of Reorganization pursuant to which the Reorganization was accomplished was approved by shareholders of the Predecessor Fund on December 21, 2022. Unless otherwise indicated, references to the “Fund” in these Notes to Financial Statements refer to the Predecessor Fund and Fund. Evermore Global Advisors, LLC (the “Predecessor Adviser”) served as the investment adviser to the Predecessor Fund until December 27, 2022 and served as the investment adviser to the Fund until March 31, 2023. Effective March 31, 2023, the Predecessor Adviser, sold substantially all of its business and advisory assets to MFP Investors LLC (the “Sub-Adviser” or “MFP”). In connection with the change of control of the Predecessor Adviser, F/m Investments, LLC d/b/a North Slope Capital, LLC (the “Adviser”) was appointed as the investment adviser to the Fund, MFP was appointed as sub-adviser to the Fund, and David Marcus and Thomas O were hired by MFP to be the sole portfolio managers of the Fund. Other than the Adviser replacing the Predecessor Adviser as the Fund’s investment adviser and MFP becoming the sub-adviser to the Fund, the change of control did not result in any significant changes to the day-to-day management or operation of the Fund.

The investment objective of the Fund is to seek capital appreciation by investing in securities from markets around the world, including U.S. markets.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies.”

The Fund offers Investor Class and Institutional Class shares. Each class of shares has equal rights as to earnings and assets except that each class bears different distribution expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. Investor Class shares have no sales charge. Institutional Class shares have no sales charge and are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, certain financial intermediaries, endowments, foundations and corporations. For Investor Class and Institutional Class shares, the offering and redemption price per share for the Fund is equal to the Fund’s net asset value (“NAV”) per share.

The end of the reporting period for the Fund is June 30, 2023, and the period covered by these Notes to Financial Statements is the six months ended June 30, 2023 (the “current fiscal period”).

As a tax-free reorganization, any unrealized appreciation or depreciation on the securities held by the Fund on the date of Reorganization was treated as a non-taxable event, thus the cost basis of the securities held reflects their historical cost basis as of the date of Reorganization. Immediately prior to the Reorganization, the net assets, fair value of investments, net unrealized appreciation and fund shares outstanding of the Predecessor Fund were as follows:

Net Assets	Fair Value of Investments	Net Unrealized Appreciation	Fund Shares Outstanding
$104,322,957	$107,265,185	$13,373,967	10,773,951

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”).

A.

Investment Valuation and Fair Value Measurement. The Board of Trustees (“Board”) of the Trust has adopted a pricing and valuation policy for use by the Fund and its Valuation Designee (as defined below) in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Fund has designated the Adviser as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable. All domestic equity securities that are traded on a national securities exchange, except those listed on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) Global Market® are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price on each business

Evermore Global Value Fund

Notes to Financial Statements June 30, 2023, (Unaudited), Continued

day. If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and ask prices will be used, except on days when the ask price is more than 10% greater than the bid price. In such instances, the Valuation Designee will price the security based on fair value. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter (“OTC”) market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and ask price will be used, except on days when the ask price is more than 10% greater than the bid price. In such instances, the Valuation Designee will price the security based on fair value.

The Fund invests substantially in securities traded on foreign exchanges (see “Foreign Currency Translation” below). Investments that are primarily traded on foreign exchanges are generally valued in their local currencies as of the close of their primary exchange or market, or if there were no transactions on such day, at the mean between the bid and ask prices, except on days when the ask price is more than 10% greater than the bid price. In such instances, the Valuation Designee will price the security based on fair value. The local prices are converted to U.S. dollars using the applicable currency exchange rates as of the close of the New York Stock Exchange (“NYSE”). Exchange rates are provided daily by recognized independent pricing agents. Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s exchange rate, and the relevant forward rates provided by an independent pricing service.

There may be less publicly available information about a foreign company than about a U.S. company. Foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to, or as uniform as, those of U.S. issuers. The number of securities traded, and the frequency of such trading, in non-U.S. securities markets, while growing in volume, is for the most part, substantially less in U.S. markets. As a result, securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issues. Transaction costs, the costs associated with buying and selling securities on non-U.S. securities markets may be higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. The Fund’s foreign investments may include both voting and non-voting securities, sovereign debt and participations in foreign government deals. The Fund may have greater difficulty taking appropriate legal action with respect to foreign issuers in U.S. courts.

For foreign securities traded on foreign exchanges, the Trust has selected Intercontinental Exchange’s Fair Value Information Services (“FVIS”) to provide pricing data with respect to foreign security holdings held by the Fund. The use of this third-party pricing service is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of the Fund’s securities traded on those foreign exchanges. The Fund utilizes a “trigger level”, which is a pre-determined percentage move in a specified index that must occur before foreign securities will be fair value priced using FVIS prices. The Fund utilizes a “confidence interval” when determining the use of the FVIS prices. The confidence interval is a measure of the historical relationship that each foreign exchange traded security has to movements in various indices and the price of the security’s corresponding American Depositary Receipt, if one exists. FVIS provides the confidence interval for each security for which it provides a price. If the FVIS provided price falls within the confidence interval, the Fund will value the particular security at that price. If the FVIS provided price does not fall within the confidence interval, the particular security will be valued at the preceding closing price on its respective foreign exchange, or if there were no transactions on such day, at the mean between the bid and asked prices. There were no foreign equities fair valued using FVIS as of June 30, 2023.

Securities for which quotations are not readily available are fair valued in accordance with the Fund’s pricing and valuation policy. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation. Fundamental valuation methods may be used to fair value a security held by the Fund, which methods may include, but are not limited to, an analysis of the effect of any restrictions on the resale of the security, industry analysis and trends, significant changes in the issuer’s financial position, and any other event that could have a significant impact on the value of the security. The use of fair value pricing by a fund may cause the NAV of its shares to differ significantly from the NAV that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 —

Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access. The types of assets generally included in this category are domestic equities listed in active markets and foreign equities listed in active markets that have not been fair valued using FVIS.

Level 2 —

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, credit risk, yield curves and similar data. The types of assets generally included in this category are bonds, financial instruments classified as derivatives and foreign equities fair valued using FVIS.

Evermore Global Value Fund

Notes to Financial Statements June 30, 2023, (Unaudited), Continued

Level 3 —

Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or required significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, default rates and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may also include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the level inputs used to value the Fund’s net assets as of June 30, 2023 (see Schedule of Investments for industry breakout):

	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$80,327,283	$—	$—	$80,327,283
Corporate Obligations	—	—	11,740,288	11,740,288
Short-Term Investments	14,273,166	—	—	14,273,166
Securities Held as Collateral on Loaned Securities	4,400,000	—	—	4,400,000
Total Investments in Securities	99,000,449	—	11,740,288	110,740,737
Unrealized appreciation on Forward Foreign Currency *	—	—	—	—
Total Assets	$99,000,449	$—	$11,740,288	$110,740,737
Liabilities
Unrealized depreciation on Forward Foreign Currency*	—	102,676	—	102,676
Total Liabilities	$—	$102,676	$—	$102,676

*	Forward foreign currency contracts are reflected at the unrealized appreciation (depreciation).

Below is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Description	Common Stocks	Corporate Obligations	Warrants
Balance as of January 1, 2023	—	$11,202,784	—
Purchases	—	—	—
Sales proceeds and paydowns	—	—	—
Accreted discounts, net	—	—	—
Corporate Actions	—	—	—
Realized gain (loss)	—	—	—
Change in unrealized appreciation (depreciation)	—	537,504	—
Transfers into/(out of ) Level 3	—	—	—
Balance as of June 30, 2023	$—	$11,740,288	$—
Change in unrealized appreciation (depreciation) during the current fiscal period for Level 3 investments held at June 30, 2023	$—	$537,504	$—

Evermore Global Value Fund

Notes to Financial Statements June 30, 2023, (Unaudited), Continued

The Level 3 amounts disclosed in the table above consist of one security that is fair valued in good faith, using significant unobservable inputs, by the Valuation Designee. The table below indicates the quantitative information about Level 3 fair value measurements for the securities still held at June 30, 2023:

Investment Type	Fair Value	Valuation Methodology	Unobservable Input Type	Inputs	Market Value Impact if Input Increases
Corporate Obligation	11,740,288	Discounted Cash Flow	Credit Spread	13.01% to 13.56%	Decrease
			Discount Rate	0.67% to 1.00%	Decrease
			Illiquidity Rate	15.00%	Decrease

B.

Option Writing. Writing options may permit the writer to generate additional income in the form of the premium received for writing the option. The writer of an option may have no control over when the underlying reference instruments must be sold (in the case of a call option) or purchased (in the case of a put option) because the writer may be notified of exercise at any time prior to the expiration of the option (for American style options). In general, though, options are infrequently exercised prior to expiration. Whether or not an option expires unexercised, the writer retains the amount of the premium. Writing “covered” call options means that the writer owns the underlying reference instrument that is subject to the call option. Call options may also be written on reference instruments that the writer does not own.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium received and the amount paid for the closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. As of June 30, 2023, there were no written options held.

C. Financial Derivative Instruments. The Fund may use derivative instruments for risk management purposes and as part of its investment strategies. Generally, derivatives are financial instruments whose value depends on, or is derived from, the value of one or more underlying assets, reference rates, or indices (a “reference instrument”) and may relate to stocks, bonds, interest rates, currencies, commodities or related indices. Derivative instruments allow the Fund to gain or reduce exposure to the value of a reference instrument without actually owning or selling the instrument.

Derivative instruments may be used for “hedging,” which means that they may be used when the Sub-Adviser seeks to protect the Fund’s investments from a decline in value resulting from changes to interest rates, market prices, currency fluctuations or other market factors. Derivative instruments may also be used for other purposes, including to seek to increase liquidity, provide efficient portfolio management, broaden investment opportunities (including taking short or negative positions), implement a tax or cash management strategy, gain exposure to a particular security or segment of the market, modify the effective duration of the Fund’s portfolio investments and/or enhance total return. However derivative instruments are used, their successful use is not assured and will depend upon, among other factors, the Sub-Adviser’s ability to gauge relevant market movements.

During the current fiscal period, the Fund utilized forward foreign currency exchange contracts to hedge its currency exposure through the use of forward foreign currency contracts. During the current fiscal period, these forward foreign currency contracts have contributed positively to Fund performance. The Fund also invests a small portion of its assets in options to hedge portfolio tail risk. The Sub-Adviser views these as “disability insurance”, for times when global markets experience significant volatility. These options positively affected Fund performance during the period.

Evermore Global Value Fund

Notes to Financial Statements June 30, 2023, (Unaudited), Continued

Statement of Assets and Liabilities

The following table shows the fair value of derivative instruments as of June 30, 2023 and their location on the Fund’s Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivative Instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Foreign Exchange Contracts – Forward foreign currency contracts	Unrealized appreciation on forward foreign currency contracts	$—	Unrealized depreciation on forward foreign currency contracts	$102,676
Total		$—		$102,676

Statement of Operations

The following table shows the effect of derivative instruments on the Statement of Operations for the current fiscal period:

	Amount of Realized Gain (Loss) on Derivatives Recognized in Income
	Forward Foreign Currency Contracts	Written Options	Purchased Options*	Total
Foreign Exchange Contracts	$1,448,115	$—	$—	$1,448,115
Equity Contracts	—	—	—	—
Total	$1,448,115	$—	$—	$1,448,115

*	Included in net realized gain on investments in unaffiliated securities as reported on the Statement of Operations.

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Forward Foreign Currency Contracts	Written Options	Purchased Options*	Total
Foreign Exchange Contracts	$525,409	$—	$—	$525,409
Equity Contracts	—	—	—	—
Total	$525,409	$—	$—	$525,409

*	Included in change in net unrealized appreciation (depreciation) on investments in unaffiliated securities as reported on the Statement of Operations.

The average monthly notional value outstanding of forward foreign currency contracts during the current fiscal period was $55,419,305.

D.	Principal Risks from the Investments.

Foreign Securities Risk. Securities of companies located outside the U.S. involve additional risks that can increase the potential for losses in the Fund to the extent that it invests in these securities. Investments in foreign securities may be affected by currency controls and exchange rates; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price. To the extent that the Fund’s assets are significantly invested in a single country or geographic region, the Fund will be subject to the risks associated with that particular country or region.

Evermore Global Value Fund

Notes to Financial Statements June 30, 2023, (Unaudited), Continued

Special Situations Risk. Investments in special situations (undervalued equities, merger arbitrage situations, distressed companies, etc.) may involve greater risks when compared to other investments the Fund may make due to a variety of factors. For example, mergers, acquisitions, reorganizations, liquidations or recapitalizations may fail or not be completed on the terms originally contemplated, and expected developments may not occur in a timely manner, if at all.

Small and/or Mid-Sized Companies Risk. Investments in securities of small and mid-sized companies tend to be more vulnerable to adverse developments and are more volatile and less liquid than securities of large companies. Compared to large companies, small and mid-sized companies tend to have analyst coverage by fewer Wall Street firms and may trade at prices that reflect incomplete or inaccurate information about the issuers of the securities or have less market interest for such securities.

Industry and Sector Risk. To the extent the Fund invests a significant portion of its assets in a particular industry or sector, the value of its investments will be affected by factors related to that industry or sector and may fluctuate more widely than that of a fund that invests more broadly across industries or sectors.

●

Communication Services Sector Risk. The Fund’s investments are exposed to issuers conducting business in the communication services sector. The communication services sector includes companies that facilitate communication and offer related content and information through various mediums. It includes telecom and media & entertainment companies including producers of interactive gaming products and companies engaged in content and information creation or distribution through proprietary platforms. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the communication services sector. The performance of companies operating in the communication services sector has historically been closely tied to the performance of the overall economy, and also is affected by economic growth, consumer confidence, attitudes and spending. Increased sensitivity to short product cycles and aggressive pricing, challenges in bringing products to market and changes in demographics and consumer tastes also can affect the demand for, and success of, communication services products and services in the marketplace.

●

Energy Sector Risk. The Fund may invest to a significant extent in the energy sector of the economy. Companies in the energy industry may be significantly affected by volatile energy prices and supply and demand of energy fuels, conservation efforts, energy exploration and production, government regulation, weather or natural disasters and global events. Energy companies may also operate in, or do business in, countries with less developed regulatory regimes or countries with a history of expropriation, nationalization or other adverse policies. Because of this, the securities of energy companies can be very volatile. Energy companies may also have high levels of debt, making them more likely to restructure their businesses if there are market downturns in the energy sector or in the market as a whole.

●

Financial Sector Risk. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets.

●

Industrials Sector Risk. The Fund may invest to a significant extent in the industrials sector of the economy. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.

●

Information Technology Sector Risk. The information technology sector includes companies in the software and services, technology hardware and equipment, and semiconductors and semiconductor equipment industry groups. Companies in the information technology sector are subject to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Stocks of companies in the information technology sector, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technological developments, fixed rate pricing, and the ability to retain skilled employees can significantly affect the industries in the information technology sector. Additionally, success in the internet services and infrastructure industry is subject to continued demand for internet services.

Evermore Global Value Fund

Notes to Financial Statements June 30, 2023, (Unaudited), Continued

Currency Exchange Rate Risk. The values of foreign securities issued or traded in foreign currencies may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. The Fund may also employ strategies intended to increase exposure to certain currencies. Such currency transactions involve additional risks, and the Fund’s strategies, if unsuccessful, may decrease the value of the Fund.

Derivative Investment Risk. Derivatives are subject to a number of risks, such as interest rate risk, market risk, credit risk, and foreign exchange risk. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund may lose more money than its initial investment in the derivative. A small investment in a derivative could have a relatively large positive or negative impact on the performance of the Fund, potentially resulting in losses to Fund shareholders. In addition, there is the risk that an investment in derivatives will not perform as anticipated, cannot be closed out at a favorable time or price, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

Emerging Market Risk. The risks of foreign investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets. In addition, investments in certain emerging markets are subject to an elevated risk of loss resulting from market manipulation and the imposition of exchange controls (including repatriation restrictions). The legal rights and remedies available for investors in emerging markets may be more limited than the rights and remedies available in the U.S., and the ability of U.S. authorities (e.g., Securities and Exchange Commission (“SEC”) and the U.S. Department of Justice) to bring actions against bad actors in emerging markets may be limited. Political and economic structures in emerging market countries may be less established and may change rapidly. These countries also are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility. In fact, short-term volatility in these markets and declines of 50% or more are not uncommon. Restrictions on currency trading that may be imposed by emerging market countries will have an adverse effect on the value of the securities of companies that trade or operate in such countries.

Family-Controlled Companies Risk. The Fund may invest a significant portion of its assets in the securities of issuers that it deems to be “family-controlled companies.” Corporate governance standards of some family-controlled companies may be weaker and less transparent, which increases the potential for loss and unequal treatment of investors. In addition, many family-controlled companies utilize a dual class ownership structure where insider shares carry greater voting rights per share than non-insider shares and therefore allow the family to continue to have outsized control even after selling of a significant portion of the company to outsiders.

United States Investing Risk. A decrease in imports or exports, changes in trade regulations and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the U.S. are changing many aspects of financial and other regulation and may have a significant effect on the U.S. markets generally, as well as on the value of certain securities. In addition, a continued rise in the U.S. public debt level or U.S. austerity measures may adversely affect U.S. economic growth and the securities to which the Fund has exposure.

An investment in the Fund is not a bank deposit or obligation of any bank and is not endorsed or guaranteed by any bank and is not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency.

E.

Offsetting Assets and Liabilities. The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

Evermore Global Value Fund

Notes to Financial Statements June 30, 2023, (Unaudited), Continued

The table below, as of June 30, 2023, discloses both gross information and net information about instruments and transactions eligible for offset in the Statement of Assets and Liabilities and instruments and transactions that are subject to an agreement similar to a master netting agreement, as well as amounts related to collateral held at clearing brokers and counterparties. For financial reporting purposes, the Fund does not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statement of Assets and Liabilities.

Assets

				Gross Amounts not offset in the Statement of Assets and Liabilities
Description/ Counterparty	Gross Amounts Presented in Statement of Assets & Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount
Securities out on loan U.S. Bank N.A.	$4,190,954	$—	$4,190,954	$—	$(4,190,954)[1]	$—
Forward Foreign Currency Contracts Bank of New York	—	—	—	—	—	—
	$4,190,954	$—	$4,190,954	$—	$(4,190,954)[1]	$—

Liabilities

				Gross Amounts not offset in the Statement of Assets and Liabilities
Description/ Counterparty	Gross Amounts Presented in Statement of Assets & Liabilities	Financial Instruments with Allowable Netting	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Forward Foreign Currency Contracts Bank of New York	$102,676	$—	$102,676	$—	$(102,676)	$—
	$102,676	$—	$102,676	$—	$(102,676)	$—

[1]	The Fund received cash collateral of $4,400,000, which was subsequently invested in the First American Government Obligations Fund - Class X as reported in the Schedule of Investments.

In some instances, the collateral amounts disclosed in the tables were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization. Actual collateral received/pledged may be more than the amounts disclosed herein.

F.

Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Evermore Global Value Fund

Notes to Financial Statements June 30, 2023, (Unaudited), Continued

The Fund reports net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal year end, resulting from changes in exchange rates.

G.

Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

A regulated investment company may elect to treat any portion of its qualified late year losses as arising on the first day of the next taxable year. Qualified late year losses are any ordinary and net capital losses incurred between November 1 and the end of the fiscal year, December 31. For the taxable year ended December 31, 2022, the Fund does not intend to defer any late-year ordinary and capital losses.

As of December 31, 2022, the Fund had Short Term Capital Loss Carryovers of $7,511,678 and Long Term Capital Loss Carryovers of $55,154,488 available for federal income tax purposes. During the tax year ended December 31, 2022, the Fund did not utilize any Short Term Capital Loss Carryover or Long Term Capital Loss Carryover.

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. For the year ended December 31, 2022, the Fund had no reclassifications of net assets.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as other expense in the Statement of Operations. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years (2019-2021), or expected to be taken in the Fund’s 2022 tax returns. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

The Fund seeks to recover a portion of foreign withholding taxes applied to income earned in jurisdictions where favorable treaty rates for US investors are available. The portion of such taxes believed to be recoverable is reflected as an asset on the Statement of Assets and Liabilities under the caption “Dividend Reclaims”.

H.

Forward Foreign Currency Contracts. The Fund may enter into forward foreign currency contracts as hedges against either specific transactions or fund positions. The aggregate principal amount of the contracts are not recorded because the Fund intends to settle the contracts prior to delivery. All commitments are marked-to-market daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Fund realizes gains or losses at the time the forward contracts are extinguished. For federal income tax purposes, the Fund elected capital treatment for all realized and unrealized transactions on forward foreign currency contracts during the current fiscal period.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit a potential gain that might result should the value of the currency increase. These contracts involve market risk in excess of the amount reflected in the Fund’s Statement of Assets and Liabilities. The face or contract amount in U.S. dollars reflects the total exposure the Fund has in that particular currency contract. In addition, there could be exposure to risks (limited to the amount of unrealized gains) if the counterparties to the contracts are unable to meet the terms of their contracts.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Sub-Adviser believes have the financial resources to honor their obligations and by having the Sub-Adviser monitor the financial stability of counterparties. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down by at least the predetermined threshold amount.

Evermore Global Value Fund

Notes to Financial Statements June 30, 2023, (Unaudited), Continued

I.

Short Sales. The Fund may make short sales of securities, including “short sales against the box.” In a short transaction, a fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund expects to make short sales (i) as a form of hedging to offset potential declines in long positions in similar securities, (ii) in order to maintain portfolio flexibility and (iii) for profit.

When the Fund makes a short sale, its broker borrows the security to be sold short and the broker-dealer maintains the proceeds of the short sale while the short position is open. The Fund must keep the proceeds account marked to market and must post additional collateral for its obligation to deliver securities to replace the securities that were borrowed and sold short. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

A Fund’s obligation to replace borrowed securities will be secured by collateral deposited with the broker-dealer or the Fund’s custodian bank, which usually consists of U.S. government securities or other high grade liquid securities similar to those borrowed. The Fund will also be required to segregate similar collateral to the extent, if any (excluding any proceeds of the short sales), necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short.

Short sales carry risks of loss if the price of the security sold short increases after the sale. In this situation, when a Fund replaces the borrowed security by buying the security in the securities market, the Fund may pay more for the security than it has received from the purchaser in the short sale. A Fund may, however, profit from a change in the value of the security sold short, if the price decreases. As of June 30, 2023, there were no short sales.

J.

Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Discounts/premiums on debt securities purchased are accreted/ amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the full value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

K.

Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Fund, which are determined in accordance with income tax regulations, are normally declared and paid on an annual basis. Distributions are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements.

L.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

M. Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.

N.

Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

O.

Securities Lending. The Fund is authorized to lend securities it holds to brokers, and other financial organizations. This activity is subject to an agreement where U.S. Bank N.A. acts as the Fund’s agent. When loaning securities, the Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Pursuant to these agreements, income earned from the securities lending program is paid to the Fund, net of any fees paid to U.S. Bank N.A. and is recognized as “Securities lending net income” on the Statement of Operations.

Lending of the Fund’s securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities, (ii) the borrower may not be able to provide additional collateral in instances when the value of the collateral is less than the loaned securities, (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or (iv) the Fund may experience losses related to the reinvestment of collateral. To minimize these risks, loans must be continuously secured by collateral consisting of cash or securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, or an irrevocable standby letter of credit or any combination thereof. The collateral and the securities loaned shall be marked to market daily. Upon the origination of any

Evermore Global Value Fund

Notes to Financial Statements June 30, 2023, (Unaudited), Continued

loan, collateral required by U.S. Bank N.A. shall be equal to 100% of the market value (plus accrued interest) of the securities loaned. The collateral must be received concurrently with delivery of the loaned securities and the collateral must be kept in an account appropriately segregated by the custodian from any assets belonging to the Fund. The value of the collateral requirement is determined based upon the closing price of a borrowed security, with the collateral balance adjusted the following business day. Although there is no specified time limit regarding how long a security may be out on loan, the Fund or the borrower may request that a security on loan be returned at any time. If the Fund requests that a specific security be returned, and the borrower fails to return such security, the Fund will be able to retain the borrower’s collateral. Assets in the collateral account will be invested by U.S. Bank N.A., as directed by the Sub-Adviser in a short term U.S. government money market instrument that constitutes an “Eligible Security” (as defined in Rule 2a-7 under the 1940 Act). All of the assets that are held by the collateral account will be valued on an amortized cost basis to the extent permitted by applicable Commission or staff releases, rules, letters or orders.

During the current fiscal period, the Fund had loaned securities that were collateralized by cash. The cash collateral received was invested in the First American Government Obligations Fund - X Class Shares and is presented in the Fund’s Schedule of Investments as “Securities Held as Collateral on Loaned Securities.” The securities lending program restricts investments to several prescribed money market funds along with a collateralized separate account investment option.

P.

Restricted and Illiquid Securities. The Fund will not purchase nor otherwise acquire any investment if, as a result, more than 15% of its net assets (taken at current market value) would be invested in securities that are illiquid. Generally speaking, an illiquid security is any asset or investment of which the Fund cannot sell a normal trading unit in the ordinary course of business within seven days at approximately the value at which the Fund has valued the asset or investment, including securities that cannot be sold publicly due to legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the OTC markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.

Over the past several years, strong institutional markets have developed for various types of restricted securities, including repurchase agreements, some types of commercial paper, and some corporate bonds and notes (commonly known as “Rule 144A Securities”). Securities freely salable among qualified institutional investors under special rules adopted by the SEC, or otherwise determined to be liquid, may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly, the Board will monitor their liquidity. The Board will review pertinent factors such as trading activity, reliability of price information and trading patterns of comparable securities in determining whether to treat any such security as liquid for purposes of the foregoing 15% test. To the extent the Board treats such securities as liquid, temporary impairments to trading patterns of such securities may adversely affect the Fund’s liquidity. The Fund may, from time to time, participate in private investment vehicles and/or in equity or debt instruments that do not trade publicly and may never trade publicly. These types of investments carry a number of special risks in addition to the normal risks associated with equity and debt investments. In particular, private investments are likely to be illiquid, and it may be difficult or impossible to sell these investments under many conditions. The Fund may from time to time establish one or more wholly-owned special purpose subsidiaries in order to facilitate the Fund’s investment program which may reduce certain of the costs (e.g. tax consequences) to the Fund.

Q. REIT Distributions. The character of distributions received from real estate investment trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

R.

LIBOR Discontinuation. Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the Financial Conduct Authority (“FCA”) announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and ICE Benchmark Administrator have since announced that most LIBOR settings will no longer be published after December 31, 2021 and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing Secured Overnight Financing Rate (“SOFR”) that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are developing in response to these new reference rates. Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Fund. The effect

Evermore Global Value Fund

Notes to Financial Statements June 30, 2023, (Unaudited), Continued

of any changes to, or discontinuation of, LIBOR on the Fund will depend on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new instruments and contracts. The expected discontinuation of LIBOR could have a significant impact on the financial markets in general and may also present heightened risk to market participants, including public companies, investment advisers, investment companies, and broker-dealers. The risks associated with this discontinuation and transition will be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. For example, current information technology systems may be unable to accommodate new instruments and rates with features that differ from LIBOR. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled.

S.

SEC Rule 18f-4. Effective August 19, 2022, the SEC implemented Rule 18f-4 under the 1940 Act (“Rule 18f-4”), providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. Among other things, Rule 18f-4 limits a fund’s derivatives exposure through a value-at-risk test and requires the adoption and implementation of a derivatives risk management program for certain derivatives users. The Fund, as a limited derivatives user (as defined in Rule 18f-4), is not subject to the full requirements of Rule 18f-4. The Fund is required to comply with Rule18f-4 and has adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4.

T.

Subsequent Events. In preparing these financial statements, management of the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued, and has determined that there was the following subsequent event:

Effective August 31, 2023, it is expected that the fiscal year end of the Fund will change from December 31st to August 31st.

NOTE 3 – INVESTMENT ADVISORY FEES, SERVICING FEES, AND OTHER FEES AND EXPENSES

Effective March 31, 2023, the Adviser serves as the investment adviser for the Fund and the Sub-Adviser serves as the investment sub-adviser to the Fund. Subject to the supervision of the Board, the Adviser manages the overall investment operations of the Fund, primarily in the form of oversight of the Fund’s Sub-Adviser, pursuant to the terms of an investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund compensates the Adviser for its services at the annual rate of 0.99% of the Fund’s average daily net assets, payable on a monthly basis in arrears. Pursuant to the sub-advisory agreement between the Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”), the Adviser compensates the Sub-Adviser for its services at an annual rate of 0.89% of the Fund’s average daily net assets.

The Adviser has contractually agreed to limit the amount of the Fund’s total annual operating expenses (excluding taxes, interest on borrowings, acquired fund fees and expenses, dividends on securities sold short, brokerage commissions, and other expenditures, which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of business) to 1.60% of the Fund’s average daily net assets attributable to Investor Class shares and to 1.35% of the Fund’s average daily net assets attributable to Institutional Class shares for the period from March 31, 2023 through December 31, 2025 (the “Expense Limitation Agreement”). The Adviser is permitted to recoup, on a class by class basis, any fees it has waived or deferred or expenses it has borne pursuant to the Expense Limitation Agreement to the extent that the Fund’s expenses (after any repayment is taken into account) do not exceed both of (i) the expense limitations that were in effect at the time of the waiver or reimbursement, and (ii) the current expense limitations. The Board must approve any recoupment payment made to the Adviser. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after date on which the fees and expenses were waived or deferred.

Pursuant to the Sub-Advisory Agreement, the Sub-Adviser contractually agreed to reduce its fee under the Sub-Advisory Agreement by any amounts paid to the Fund by the Adviser related to applicable voluntary fee waivers, expense reimbursements (including the Expense Limitation Agreement) or other payments related to any voluntary expense cap applicable to the Fund. Accordingly, the Sub-Adviser will be entitled to recoupment from the Adviser of any recoupment received by Advisor from the Fund that Adviser has waived or deferred or expenses it has borne pursuant to the Expense Limitation Agreement related to any period during the term of the Sub-Advisory Agreement.

From December 28, 2022 to March 31, 2023, the Predecessor Adviser served as the investment adviser to the Fund pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and Predecessor Adviser (the “Prior Advisory Agreement”). The fee structure under the Prior Advisory Agreement was identical to the fee structure under the Advisory Agreement. In addition, the Predecessor Adviser contractually agreed until March 31, 2023 to limit the amount of the Fund’s total annual operating expenses pursuant to an expense limitation agreement that had the same terms as the Fund’s current Expense Limitation Agreement with the Adviser.

During the current fiscal period, the Fund incurred a total of $536,063 in advisory fees from the Adviser and Predecessor Adviser, of which $86,403 was payable at June 30, 2023.

Evermore Global Value Fund

Notes to Financial Statements June 30, 2023, (Unaudited), Continued

During the current fiscal period, investment advisory fees accrued, waived and/or reimbursed were as follows:

FUND	GROSS ADVISORY FEES	WAIVERS AND/OR REIMBURSEMENTS	RECOUPMENTS	NET ADVISORY FEES
Evermore Global Value Fund	$536,063	$(93,552)	$—	$442,511

As of the end of the current reporting period, the Fund had amounts available for recoupment by the Adviser as follows:

	EXPIRATION
FUND	December 31, 2023	December 31, 2024	December 31, 2025	December 31, 2026	TOTAL
Evermore Global Value Fund	$—	$—	$—	$45,050	$45,050

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), an indirect wholly-owned subsidiary of U.S. Bank N.A., serves as the Fund’s administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund. Fund Services also serves as the Fund’s fund accountant, transfer agent, dividend disbursing agent and registrar. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals.

Quasar Distributors, LLC (the “Distributor”), a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC, serves as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with the Trust. Prior to the Reorganization, Compass Distributors, LLC, an affiliate of Foreside Financial Group, LLC, served as the Fund’s distributor.

The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act with respect to Investor Class shares. The Plan provides that the Fund may pay a fee to the Distributor at an annual rate of 0.25% of the average daily net assets of Investor Class shares. No distribution or shareholder servicing fees are paid by Institutional Class shares. These fees may be used by the Distributor to provide compensation for sales support distribution activities, or shareholder servicing activities.

NOTE 4 – TRUSTEE AND OFFICER COMPENSATION

The Trustees of the Trust receive an annual retainer and meeting fees for meetings attended. An employee of Vigilant Compliance, LLC serves as Chief Compliance Officer of the Trust. Vigilant Compliance, LLC is compensated for the services provided to the Trust. Employees of the Trust serve as President, Chief Financial Officer, Chief Operating Officer, Secretary and Director of Marketing & Business Development of the Trust. They are compensated for services provided. Certain employees of Fund Services serve as officers of the Trust. They are not compensated by the Fund or the Trust. For Trustee and Officer compensation amounts, please refer to the Statement of Operations.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the current fiscal period, the cost of purchases and the proceeds from the sale of securities, excluding short-term investments, were $11,683,316.88 and $12,422,583, respectively.

There were no purchases or sales of long-term U.S. government securities for the current fiscal period.

Evermore Global Value Fund

Notes to Financial Statements June 30, 2023, (Unaudited), Continued

NOTE 6 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended December 31, 2022 and for the year ended December 31, 2021 for the Fund were as follows:

	December 31, 2022	December 31, 2021
Distributions paid from:
Ordinary income*	$2,587,418	$6,425,493
Long-term capital gains**	—	—
Total distributions	$2,587,418	$6,425,493

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.
**	The Fund designates this distribution as long-term capital gain dividends pursuant to Internal Revenue Code Section 852(b)(3)(C).

As of December 31, 2022, the federal tax cost and aggregate gross unrealized appreciation and depreciation of investments held by the Fund was as follows:

Cost of investments	$91,522,587
Gross tax unrealized appreciation	28,392,180
Gross tax unrealized depreciation	(13,317,986)
Net tax unrealized appreciation	15,074,194

As of December 31, 2022, the components of distributable earnings (losses) on a tax basis were as follows:

Undistributed ordinary income	$2,053,713
Undistributed long-term capital gain	—
Capital loss carryforward	(62,666,166)
Other accumulated losses	(8,921,014)
Unrealized appreciation/(depreciation)	15,034,220

The difference between cost of investments for financial reporting and cost of investments for Federal income tax purposes was due primarily to timing differences in recognizing certain gains and losses on security transactions (e.g., wash sale loss deferrals, passive foreign investment company transactions, and unrealized gains (losses) recognition of derivatives).

NOTE 7 – INVESTMENTS IN AFFILIATES

The Fund owned 5% or more of the voting securities of the following companies during the current fiscal period. As a result, these companies are deemed to be affiliated companies. The below table represents market value:

Issuer	Value January 1, 2023	Purchases	Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Lamington Road DAC 9.750% Cash or 14.000% PIK, 4/7/2121 (United States)	11,202,784	—	—	—	537,504
	$11,202,784	$—	$—	$—	$537,504

Issuer	Dividend Income	Interest Income	Value June 30, 2023	Share Balance June 30, 2023
Lamington Road DAC 9.750% Cash or 14.000% PIK, 4/7/2121 (United States)	—	738,121	11,740,288	15,140,944	[1]
	$—	$738,121	$11,740,288	$15,140,944

(1)	Principal Amount.

Evermore Global Value Fund

Notes to Financial Statements June 30, 2023, (Unaudited), Continued

NOTE 8 — REPORT OF THE FUND’S SPECIAL SHAREHOLDER MEETING (UNAUDITED)

A Special Meeting of Shareholders of the Fund (the “Meeting”) was held on March 31, 2023 to approve (i) the Advisory Agreement between the Trust, on behalf of the Fund, and the Adviser, and (ii) the investment sub-advisory agreement between the Adviser and MFP, on behalf of the Fund (the “Sub-Advisory Agreement”).

All of the holders of record of shares of the Fund at the close of business on February 28, 2023 were entitled to vote at the Meeting. The number of Fund shares outstanding on such date was 10,374,992.875.

Of the 5,934,974.579 shares of the Fund present in person or by proxy at the Meeting, 5,928,852.071 or 99.897% voted in favor of the proposal to approve the Advisory Agreement; 1,992.029 or 0.034% voted against the proposal to approve the Advisory Agreement; and 4,130.479 or 0.069% abstained from voting on the proposal to approve the Advisory Agreement.

Of the 5,934,974.579 shares of the Fund present in person or by proxy at the Meeting, 5,928,852.071 or 99.897% voted in favor of the proposal to approve the Sub-Advisory Agreement; 1,992.029 or 0.034% voted against the proposal to approve the Sub-Advisory Agreement; and 4,130.479 or 0.069% abstained from voting on the proposal to approve the Sub-Advisory Agreement.

Accordingly, both the Advisory Agreement and Sub-Advisory Agreement were approved.

Evermore Global Value Fund

Approval of Investment Advisory and Sub-Advisory Agreements (Unaudited)

As required by the 1940 Act, the Board, including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”), considered the approval of the Advisory Agreement and Sub-Advisory Agreement, at a meeting of the Board held on February 8-9, 2023 and reconvened on February 16, 2023 (the “Board Meeting”). At the Board Meeting, the Board, including a majority of the Independent Trustees, unanimously voted to approve the Advisory Agreement and Sub-Advisory Agreement. The Board’s decision to approve the Advisory Agreement and Sub-Advisory Agreement reflects the exercise of its business judgment.

In considering the approval of the Advisory Agreement and Sub-Advisory Agreement, the Board, with the assistance of independent counsel, considered its legal responsibilities with regard to all factors deemed to be relevant to the Fund. The Board evaluated the Advisory Agreement and Sub-Advisory Agreement in light of all the materials provided prior to and during the Board Meeting and at other meetings that preceded the Board Meeting, the presentations made during the Board Meeting, and the discussions held during the Board Meeting. The Trustees reviewed these materials with management of the Adviser, the Predecessor Adviser and MFP and discussed the Advisory Agreement and Sub-Advisory Agreement with counsel in executive sessions, at which no representatives of the Adviser, the Predecessor Adviser or MFP were present. The Trustees considered whether approval of the Advisory Agreement and Sub-Advisory Agreement would be in the best interests of the Fund and its shareholders and the overall fairness of the Advisory Agreement. Among other things, the Trustees considered information concerning: (i) the nature, extent and quality of the services to be provided by the Adviser and MFP to the Fund; (ii) descriptions of the experience and qualifications of the Adviser’s and MFP’s personnel who would provide those services; (iii) the Adviser’s and MFP’s investment philosophies and processes; (iv) the Adviser’s and MFP’s assets under management and client descriptions; (v) the Adviser’s and MFP’s management fee arrangements with the Trust and other similarly managed clients, as applicable; (vi) the Adviser’s and MFP’s compliance policies and procedures; (vii) the Adviser’s and MFP’s financial information, insurance coverage and profitability analysis related to the provision of advisory services to the Fund; (viii) the extent to which economies of scale are relevant to the Fund; (ix) a report prepared by Lipper comparing the Fund’s management fees and total expense ratio to those of its Lipper Group and comparing the performance of the Fund to the performance of its Lipper Group; and (x) information regarding the performance of the Fund relative to its benchmark index.

Nature, Extent and Quality of Services Provided to the Funds. The Trustees evaluated the nature, extent and quality of the services that the Adviser and MFP would provide under the Advisory Agreement and Sub-Advisory Agreement, respectively. Based on the information provided and the Trustees’ prior experience with the Adviser and the portfolio management team of MFP, the Trustees concluded that the nature and extent of the services that the Adviser and MFP would provide under the Advisory Agreement and Sub-Advisory Agreement, as well as the quality of those services, was satisfactory.

Section 15(f) of the 1940 Act. The Trustees also considered that, pursuant to a proposed Purchase and Assignment and Assumption Agreement between the Predecessor Adviser and MFP, the Predecessor Adviser would sell substantially all of its business and advisory assets to MFP (the “Purchase Agreement”). The Board took into account that, contemporaneously with effectiveness of the Purchase Agreement, it was proposed that the Adviser be appointed as investment adviser to the Fund and MFP be appointed as sub-adviser to the Fund (the Purchase Agreement and proposals collectively referred to as the “Transaction”). The Trustees considered whether the arrangements comply with the conditions of Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after closing of the applicable transaction, at least 75% of the board members of the investment company cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. Second, an “unfair burden” must not be imposed upon a Fund as a result of the transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the closing of the transaction whereby the investment adviser (or predecessor or successor adviser) or any interested person of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from a Fund or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of a Fund (other than bona fide ordinary compensation as principal underwriter for the Fund).

Consistent with the first condition of Section 15(f), the Adviser and MFP represented that they are not aware of any current plans to reconstitute the Board following the Transaction. Thus, at least 75% of the Trustees of the Trust would not be “interested persons” (as defined in the 1940 Act) of the Adviser or MFP for a period of three years after closing of the Transaction and would be in compliance with this provision of Section 15(f). With respect to the second condition of Section 15(f), the Adviser and MFP represented that the Transaction will not have an economic impact on their ability to provide services to the Fund and no fee increases are contemplated. Thus, the Trustees found that the Transaction would not result in an “unfair burden” (as defined in Section 15(f)) during the two-year period following the closing of the Transaction. Each of the Adviser and MFP represented that neither it nor any interested person of it would receive any compensation from the Fund or its shareholders, except as permitted pursuant to Section 15(f).

Evermore Global Value Fund

Approval of Investment Advisory and Sub-Advisory Agreements (Unaudited), (Continued)

Costs of Services Provided and Profits Realized by the Adviser and MFP. The Trustees examined fee information for the Fund, including a comparison of such information to other similarly situated funds, and the total expense ratio of the Fund. In this regard, the Trustees noted that the management fees and total expenses of the Fund were not expected to change as a result of the Transaction or approval of the Advisory Agreement or Sub-Advisory Agreement. In this regard, the Trustees noted that the fees for MFP under the Sub-Advisory Agreement were paid directly by the Adviser and not by the Fund. The Trustees also noted that the Adviser has agreed to continue the current expense limitation until at least December 31, 2025.

The Trustees also reviewed analyses of the estimated profitability of each of the Adviser and MFP related to its provision of advisory services to the Fund. Based on the information provided, the Trustees concluded that the amount of fees that the Fund currently pays, and would pay under the Advisory Agreement and Sub-Advisory Agreement, to the Adviser and MFP are reasonable in light of the nature and quality of the services provided.

Investment Performance of the Fund. The Trustees reviewed information concerning the Fund’s investment performance, both absolutely as well as compared to its benchmark index and Lipper peer group. The Trustees considered the Fund’s investment performance in light of its investment objective and strategies. After considering all of the information, the Trustees concluded that the Fund and its shareholders were likely to benefit from the portfolio managers’ continued provision of investment management services to the Fund.

Economies of Scale and Fee Levels Reflecting Those Economies. In considering the overall fairness of the Advisory Agreement and Sub-Advisory Agreement, the Trustees assessed the degree to which economies of scale that would be expected to be realized if the Fund’s assets increase, whether the Fund was large enough to generate economies of scale, and the extent to which fee levels would reflect those economies of scale for the benefit of the Fund’s shareholders. The Trustees noted that the Fund’s management fee structure did not contain any breakpoint reductions as the Fund’s assets grew in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis. The Trustees determined that the fee schedules in the Advisory Agreement and Sub-Advisory Agreement are reasonable and appropriate.

Other Benefits to the Adviser and Sub-Adviser. In addition to the above factors, the Trustees also considered other benefits received or to be received by the Adviser and MFP from their management of the Fund, including, without limitation, the ability to market their advisory services for similar products in the future.

Based on all of the information presented to and considered by the Trustees and the conclusions that it reached, the Board approved the Advisory Agreement and Sub-Advisory Agreement on the basis that their terms and conditions are fair to, and in the best interests of, the Fund and its shareholders.

Evermore Global Value Fund

Additional Information (Unaudited)

Federal Tax Information (Unaudited)

For the fiscal year ended December 31, 2022, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.80%, as provided for by the American Taxpayer Relief Act of 2012. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2022 was 9.09%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the fiscal year ended December 31, 2022 was 0.00%.

Pursuant to Section 853 of the Internal Revenue Code the Fund designated the following amounts as foreign taxes paid for the year ended December 31, 2021. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

Foreign Dividend Income	$5,380,082
Foreign Taxes Paid	897,996
Foreign Taxes Paid per share	0.085134

Foreign Tax Credit/Deduction	897,996
Foreign Tax Credit/Deduction per share	0.06408363

Fund shares Outstanding as of December 31, 2022	10,548,007

Proxy Voting (Unaudited)

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 are available without charge, upon request, by calling 866-EVERMORE (866) 383-7667 and on the SEC’s website at http://www.sec.gov.

Information About Householding (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 866-EVERMORE (866) 383-7667 to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Evermore Global Value Fund

Privacy Notice (Unaudited)

FACTS	WHAT DOES EVERMORE GLOBAL VALUE FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Evermore Global Value Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Evermore Global Value Fund share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don’t share.
For joint marketing with other financial companies	No	We don’t share.
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share.
For our affiliates to market to you	No	We don’t share.
For nonaffiliates to market to you	No	We don’t share.

Questions?	Call 866-EVERMORE (866-383-7667) or go to www.evermoreglobal.com

Evermore Global Value Fund

Privacy Notice (Unaudited), Continued

What we do
How does Evermore Global Value Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Evermore Global Value Fund collect my personal information?

We collect your personal information, for example, when you

● open an account

● provide account information

● give us your contact information

● make a wire transfer

● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Our affiliates include companies such as F/m Investments, LLC and MFP Investors LLC.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Evermore Global Value Fund doesn’t jointly market.

(This Page Intentionally Left Blank.)

Investment Adviser
F/M INVESTMENTS, LLC D/B/A NORTH SLOPE CAPITAL, LLC
3050 K Street NW, Suite W-201
Washington D.C. 20007

Investment Sub-Adviser
MFP INVESTORS LLC
909 Third Avenue
33rd Floor
New York, NY 10022

Administrator and Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
P.O Box 701
Milwaukee, WI 53202

Principal Underwriter
QUASAR DISTRIBUTORS, LLC
111 E Kilbourn Ave, Suite 2200
Milwaukee, WI 53202

Custodian
U S BANK N A
Custody Operations
1555 N RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
ERNST & YOUNG LLP
One Commerce Square
2005 Market Street, Suite 700
Philadelphia, PA 19103

Legal Counsel
FAEGRE DRINKER BIDDLE & REATH LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103

	Ticker	Cusip
Evermore Global Value Fund
Investor Class	EVGBX	300397106
Institutional Class	EVGIX	300397122

WWW.EVERMOREGLOBAL.COM

Ever-SAR23

The Torray Fund

The Torray Fund

Letter to Shareholders (Unaudited)

July 10, 2023

Dear Fellow Shareholders:

In the first half of 2023 the Torray Fund (the “Fund”) gained 3.77%, lagging the 6.29% return posted by the Morningstar U.S. Large-Mid Broad Value Index (“Morningstar Value Index”) and the 16.89% return for the S&P 500 Total Return Index (“S&P 500”). For the twelve months ended June 30, 2023 the Fund rose 13.78%, outpacing the Morningstar Value Index’s gain of 13.10%, but like many of our active large value peers, the Fund struggled to match the 19.59% return delivered by the S&P 500. The equity market strength has been relatively narrow year-to-date, with roughly 75% of the S&P 500’s return coming from ten mega/large capitalization technology companies that the Fund does not own. Returns from economically sensitive companies such as Financials, Industrials and Energy, which are overweight positions relative to the indices, have been more muted, reflecting concerns about the durability of economic growth.

Since our fiscal year-end 2022 report, we have eliminated five holdings and initiated two new positions. Positions sold were Advance Auto Parts, Inc. (AAP), Bank of America Corporation (BAC), Bristol-Myers Squibb Company (BMY), DuPont de Nemours, Inc. (DD) and Walt Disney Company (DIS). New holdings included W. R. Berkley Corporation (WRB) and Royalty Pharma plc (RPRX).

It was our view that Advance Auto Parts was in the process of implementing a reasonable plan to stabilize and reverse declines in operating metrics and competitive positioning. In May, management announced significant downward revisions to its financial expectations and meaningfully cut the dividend. Management’s actions indicated that the issues are more endemic than we assessed, so we sold the position and redeployed the proceeds into existing holdings.

With systemically important banks facing heightened regulatory scrutiny, increased capital requirements and the ills of a historically inverted yield curve, we reviewed our bank exposure. We eliminated Bank of America in favor of W. R. Berkley Corporation. After several large acquisitions, Bristol-Myers Squibb Company is having difficulty earning a sufficient return on invested capital, so we liquidated the position to fund the purchase of Royalty Pharma plc. DuPont de Nemours, Inc. was one of our more cyclical holdings, and we sold the position as it approached our estimate of fair value. We sold the Fund’s holdings in Walt Disney Company because the outlook for streaming services has become increasingly muddled. Gains from Bank of America, Bristol-Myers Squibb Company and DuPont de Nemours, Inc. were partially offset by the losses in Advance Auto Parts, Inc and Walt Disney Company.

1

The Torray Fund

LETTER TO SHAREHOLDERS (UNAUDITED)

July 10, 2023

The following are brief descriptions of the new investments mentioned above:

●

W. R. Berkley Corporation is a unique franchise within property casualty insurance focusing on specialty, excess and surplus (E&S) and regional risks. Founded in 1967, the company primarily underwrites commercial casualty, specializing in over 50 niche insurance lines. E&S has grown faster than standard lines for 15-20 years, with acute pricing strength in the last three to five years. We think W. R. Berkley Corporation will likely continue to benefit from increased flows to E&S and specialty lines. Share price weakness during the reporting period provided an attractive entry point for this well-managed insurer.

●

Royalty Pharma plc (Class A) is a leading acquirer of pharmaceutical royalties with 45 approved/development-stage products, 15 $1 billion therapies and a history of converting developmental assets into commercial assets. Founded in 1996, this is a capital-light, high-margin enterprise in a highly attractive niche within the healthcare market.

As monetary policy has been tightened to address inflation, business conditions have remained relatively resilient. The collapse of several large regional banks in the spring resulted from the mismatch between their assets and liabilities as interest rates increased, but this seems to have been contained. Important sectors such as automotive and housing have held up better than expected, suggesting that the transition to a more normal interest rate environment can occur without too much damage to the economy. Borrowers are incurring higher interest expense, for sure, but savers are finally able to earn reasonable returns on reserves. However, with a steeply inverted yield curve, sticky inflation, a strong labor market and more restrictive bank lending standards, it is too early to declare victory.

We do not know when the current headwinds will subside or what challenges the future will bring. We do know our approach to value investing helps us manage this uncertainty by seeking to invest in good businesses - when there is a reasonable balance between the price paid and value received – and monitoring the weights of each holding to mitigate the impact of downside risk across the portfolio. While this approach will not always produce the highest returns, we believe it is the right path for prudently growing your capital over time.

Thank you for your continued investment in the Torray Fund.

Sincerely,

Shawn M. Hendon	Jeffrey D. Lent	Brian R. Zaczynski

2

The Torray Fund

LETTER TO SHAREHOLDERS (UNAUDITED)

July 10, 2023

Mutual fund investing involves risk including the possible loss of principal value. At times, the Fund’s portfolio may be more concentrated than that of a more diversified fund subjecting it to greater fluctuation and risk. Portfolio holdings are subject to change at any time.

You should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The Fund’s prospectus contains this and other information about the Fund. For more information about the Fund, including fees and expenses, or to receive a prospectus, please call us toll free at (800) 626-9769.

Shares of the Torray Fund are distributed by Quasar Distributors LLC, Milwaukee, WI.

3

The Torray Fund

Performance Data

As of June 30, 2023 (unaudited)

The Torray Fund (the “Fund”) operated as a series (the “Predecessor Fund”) of The Torray Fund prior to the close of business on December 9, 2022, at which time the Predecessor Fund was reorganized into the Fund. The performance information provided below for periods prior to December 12, 2022 represents the performance of the Predecessor Fund.

Average Annual Total Returns For The Periods Ended June 30, 2023

	Six Month*	1 Year	3 Years	5 Years	10 Years	Since Inception 12/31/90
The Torray Fund	3.77%	13.78%	14.09%	6.16%	7.68%	9.26%
Morningstar US Large-Mid Cap Broad Value Total Return Index**	6.29%	13.10%	15.21%	9.81%	10.52%	N/A
Russell 1000 Value Total Return Index	5.12%	11.54%	14.30%	8.11%	9.22%	10.06%
S&P 500 Total Return Index	16.89%	19.59%	14.60%	12.31%	12.86%	10.55%

*	Not annualized.
**

Effective January 1, 2023, the primary benchmark index for the Fund changed from the Russell 1000 Value Total Return Index to the Morningstar US Large-Mid Cap Broad Value Index, as Torray Investment Partners LLC (formerly known as Torray LLC) (the “Adviser”) determined that it better reflects the Fund’s investment strategy.

The returns quoted represent past performance and do not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. For perfomance current to the most recent month end, please call (800) 626-9769. The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of fund shares and distributions. As of the Fund’s most recent prospectus, dated April 30, 2023, the Fund’s gross expense ratio, based on estimated expenses, is 0.93%. Returns on the Fund, the Morningstar US Large-Mid Cap Broad Value Total Return Index, the Russell 1000 Value Total Return Index and the S&P 500 Total Return Index assume reinvestment of all dividends and distributions. The Morningstar US Large-Mid Cap Broad Value Total Return Index is designed to provide comprehensive, consistent representation of the large-mid cap value segment of the US equity market. The Russell 1000 Value Total Return Index measures the performance of the large capitalization value segment of the U.S. equity universe. The S&P 500 Total Return Index measures the performance of 500 large capitalization U.S. Companies. These indexes are unmanaged and do not reflect the fees and expenses typically paid by mutual funds. It is not possible to invest directly in an index. Current and future portfolio holdings are subject to change and risk. Mutual fund investing involves risk, including the possible loss of principal value. At times, the Fund’s portfolio may be more concentrated than that of a more diverisified fund, subjecting it to greater fluctuation and risk.

4

The Torray Fund

Fund Profile

As of June 30, 2023 (unaudited)

DIVERSIFICATION (% of net assets)
Financials	33.2%
Industrials	11.9%
Consumer Discretionary	10.6%
Health Care	10.5%
Information Technology	10.3%
Energy	9.7%
Consumer Staples	6.7%
Communication Services	3.8%
Short-Term Investment	3.3%
Other Asset and Liabilities, Net	0.0%
100.0

TOP TEN EQUITY HOLDINGS (% of net assets)
1.	Berkshire Hathaway, Inc. - Class B	6.7%
2.	Marsh & McLennan Cos., Inc.	5.1%
3.	Eaton Corp. PLC	4.4%
4.	American Express Co.	4.0%
5.	UnitedHealth Group Inc.	4.0%
6.	Fiserv, Inc.	4.0%
7.	Lennar Corp. - Class B	3.9%
8.	Johnson & Johnson	3.8%
9.	Alphabet, Inc. - Class A	3.8%
10.	JPMorgan Chase & Co.	3.8%
		43.5%

PORTFOLIO CHARACTERISTICS
Net Assets (millions)		$315
Number of Equity Holdings		26
Portfolio Turnover		9	%*
P/E Multiple (forward)		13.4x
Trailing Weighted Average Dividend Yield		2.2%
Market Capitalization (billion)	Average	$207.8
	Median	$80.5

*	Not Annualized

5

The Torray Fund

Schedule of Investments

As of June 30, 2023 (unaudited)

Shares		Market Value
COMMON STOCKS — 96.7%
33.2% FINANCIALS+
61,790	Berkshire Hathaway, Inc. - Class B *	$21,070,390
84,956	Marsh & McLennan Cos., Inc.	15,978,524
72,253	American Express Co.	12,586,473
98,950	Fiserv, Inc. *	12,482,543
81,910	JPMorgan Chase & Co.	11,912,990
95,310	T. Rowe Price Group, Inc.	10,676,626
52,650	Chubb Limited	10,138,284
160,635	W R Berkley Corp.	9,567,421
		104,413,251
11.9% INDUSTRIALS
69,210	Eaton Corp. PLC	13,918,131
55,255	General Dynamics Corp.	11,888,113
56,265	Honeywell International, Inc.	11,674,988
		37,481,232
10.6% CONSUMER DISCRETIONARY
108,610	Lennar Corp. - Class B	12,270,758
36,120	Home Depot Inc.	11,220,317
259,708	General Motors Co.	10,014,340
		33,505,415
10.5% HEALTH CARE
26,108	UnitedHealth Group Inc.	12,548,549
72,950	Johnson & Johnson	12,074,684
270,835	Royalty Pharma PLC - Class A	8,325,468
		32,948,701
10.3% INFORMATION TECHNOLOGY
63,980	Texas Instruments, Inc.	11,517,680
75,295	Applied Materials, Inc.	10,883,139
82,970	Qualcomm, Inc.	9,876,749
		32,277,568
9.7% ENERGY
111,080	Phillips 66	10,594,810
88,309	EOG Resources, Inc.	10,106,082
197,085	Schlumberger Ltd.	9,680,815
		30,381,707

See notes to the financial statements.

6

The Torray Fund

SCHEDULE OF INVESTMENTS (concluded)

As of June 30, 2023 (unaudited)

Shares			Market Value
6.7% CONSUMER STAPLES
	255,850	Altria Group, Inc.	$11,590,005
	266,344	Kraft Heinz Co.	9,455,212
			21,045,217
3.8% COMMUNICATION SERVICES
	100,570	Alphabet, Inc. - Class A*	12,038,229

TOTAL COMMON STOCKS
(cost $200,337,034)			304,091,320

SHORT-TERM INVESTMENT — 3.3%
	10,349,495	Fidelity Institutional Government Portfolio - Class I, 5.00%^
(cost $10,349,495)			10,349,495
TOTAL INVESTMENTS — 100.0%
(cost $210,686,529)			314,440,815
OTHER ASSETS AND LIABILITIES, NET — 0.0%			76,661
TOTAL NET ASSETS — 100.0%			$314,517,476

+	As of June 30, 2023, the Fund had a significant portion of its assets invested in this sector. See Note 9 in the Notes to the Financial Statements.
*	Non-income producing security
^	The rate shown is the annualized seven-day effective yield as of June 30, 2023.

The above industry classifications are based upon The Global Industry Classification Standard (“GICS”®). GICS was developed by and is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use.

7

The Torray Fund

Statement of Assets and Liabilities

As of June 30, 2023 (unaudited)

ASSETS:
Investments in securities at value (cost $210,686,529)	$314,440,815
Dividends & interest receivable	377,610
Prepaid expenses and other assets	28,984
TOTAL ASSETS	314,847,409

LIABILITIES:
Payable for fund shares redeemed	22,248
Payable to investment manager	215,502
Accrued expenses and other liabilities	92,183
TOTAL LIABILITIES	329,933

NET ASSETS	$314,517,476

NET ASSETS CONSIST OF:
Shares of beneficial interest ($1 stated value, 6,514,975 shares outstanding, unlimited shares authorized)	$6,514,975
Paid-in capital in excess of par	189,009,343
Total distributable earnings	118,993,158

TOTAL NET ASSETS	$314,517,476
Net Asset Value, Offering and Redemption Price per Share	$48.28

See notes to the financial statements.

8

The Torray Fund

Statement of Operations

For the Six Months ended June 30, 2023 (unaudited)

INVESTMENT INCOME:
Dividend income	$3,490,817
Interest income	150,082
Total investment income	3,640,899

EXPENSES:
Advisory fees (See Note 4)	1,321,899
Transfer agent fees & expenses	61,268
Fund administration & accounting fees	41,442
Printing, postage & mailing fees	18,067
Federal & state registration fees	17,524
Trustees’ fees	14,338
Advisory fees - recouped (See Note 4)	9,231
Audit fees	8,781
Custody fees	5,379
Legal fees	3,605
Insurance expense	2,101
Other fees	1,565
Total expenses before waiver and/or reimbursement	1,505,200
Less: waiver and/or reimbursement from investment manager (See Note 4)	(28,388)
Net expenses	1,476,812

NET INVESTMENT INCOME	2,164,087

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	2,132,378
Net change in unrealized appreciation on investments	7,433,042
Net realized and unrealized gain on investments	9,565,420

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,729,507

See notes to the financial statements.

9

The Torray Fund

Statements of Changes in Net Assets

For the periods indicated:

	Six Months Ended 6/30/23 (unaudited)	Year Ended 12/31/22
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$2,164,087	$3,925,083
Net realized gain on investments	2,132,378	20,982,080
Net change in unrealized appreciation (depreciation) on investments	7,433,042	(29,455,877)
Net increase (decrease) in net assets resulting from operations	11,729,507	(4,548,714)

Distributions to Shareholders:
Total distributions to shareholders	(2,190,583)	(31,596,530)

Shares of Beneficial Interest:
Net decrease from share transactions (Note 6)	(16,309,156)	(23,434,576)
Total increase (decrease) in net assets	(6,770,232)	(59,579,820)
Net Assets – Beginning of Period	321,287,708	380,867,528
Net Assets – End of Period	$314,517,476	$321,287,708

See notes to the financial statements.

10

The Torray Fund

Financial Highlights

For a Fund share outstanding throughout each period/year.

PER SHARE DATA:
	Six Months ended June 30, 2023		Years ended December 31:
	(unaudited)		2022(1)	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$46.86		$52.24	$47.64	$50.70	$43.45	$49.60
Investment operations
Net investment income/(loss)(2)	0.33		0.60	0.60	0.63	0.74	0.62
Net realized and unrealized gain (loss) on investments	1.43		(1.03)	9.65	(2.16)	7.86	(5.81)
Total from investment operations	1.76		(0.43)	10.24	(1.53)	8.60	(5.19)
Less distributions from:
Net investment income	(0.34)		(0.60)	(0.59)	(0.64)	(0.95)	(0.62)
Net capital gains	—		(4.35)	(5.05)	(0.90)	(0.40)	(0.34)
Total distributions	(0.34)		(4.95)	(5.64)	(1.54)	(1.35)	(0.96)
Net Asset Value, End of Year	$48.28		$46.86	$52.24	$47.64	$50.70	$43.45
TOTAL RETURN(3)	3.77	%(4)	-0.98%	21.39%	-2.51%	19.89%	-10.60%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (000’s omitted)	$314,517		$321,288	$380,868	$356,342	$408,961	$370,973
Ratios of expenses to average net assets:
Before expense waiver	0.97	%(5)	1.16%	1.16%	1.17%	1.15%	1.16%
After expense waiver	0.95	%(5)	1.06%	1.07%	1.06%	1.06%	1.07%
Ratios of net investment income to average net assets	1.39	%(5)	1.18%	1.10%	1.46%	1.53%	1.28%
Portfolio turnover rate	9	%(4)	40%	36%	33%	11%	4%

(1)

Prior to the close of business on December 9, 2022, the Fund was a series (the “Predecessor Fund”) of The Torray Fund, an open-end management investment company organized as a Massachusetts business trust. The Predecessor Fund was reorganized into the Fund following the close of business on December 9, 2022 (the “Reorganization”). As a result of the Reorganization, the performance and accounting history of the Predecessor Fund was assumed by the Fund. Performance and accounting information prior to December 9, 2022 included herein is that of the Predecessor Fund. See Note 1.

(2)	Calculated based on average amount of shares outstanding during the period.
(3)	Past performance is not predictive of future performance. Returns assume reinvestment of all dividends and distributions.
(4)	Not annualized.
(5)	Annualized.

See notes to the financial statements.

11

The Torray Fund

Notes to Financial Statements

As of June 30, 2023 (unaudited)

NOTE 1 – ORGANIZATION

The Torray Fund (“Fund”) is a separate diversified series of The RBB Fund Trust (“Trust”). The Trust was organized as a Delaware statutory trust on August 29, 2014 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Fund commenced operations on December 31, 1990 as a separate series (the “Predecessor Fund”) of The Torray Fund, a Massachusetts business trust. Effective as of the close of business on December 9, 2022, the Predecessor Fund was reorganized into a new series of the Trust in a tax-free reorganization (the “Reorganization”), whereby the Fund would acquire all the assets and liabilities of the Predecessor Fund, in exchange for shares of the Fund which would be distributed pro rata by the Predecessor Fund to its shareholders, in complete liquidation and termination of the Predecessor Fund. The Agreement and Plan of Reorganization pursuant to which the Reorganization was accomplished was approved by shareholders of the Predecessor Fund on November 1, 2022. Unless otherwise indicated, references to the “Fund” in these Notes to Financial Statements refer to the Predecessor Fund and Fund.

The Fund’s investment objectives are to build investor wealth over extended periods and to minimize shareholder capital gains tax liability by limiting the realization of long- and short-term gains. The Fund invests principally in common stock of larger-capitalization companies that generally have demonstrated records of profitability, conservative financial structures and shareholder-oriented management. The Fund seeks to invest in such companies when it believes that valuations are modest relative to earnings, cash flow or asset values. Large capitalization companies are those with market capitalizations of $8 billion or more. Investments are held as long as the issuers’ fundamentals remain intact, and the Fund believes issuers’ shares are reasonably valued. There can be no assurance that the Fund’s investment objectives will be achieved.

The Fund is an investment company and accordingly follows the investment companies accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

As a tax-free reorganization, any unrealized appreciation or depreciation on the securities held by the Fund on the date of Reorganization was treated as a non-taxable event, thus the cost basis of the securities held reflects their historical cost basis as of the date of Reorganization. As a result of the Reorganization, the Fund is the accounting successor. The Reorganization was accomplished by a tax-free exchange of the Fund’s shares and value of net assets for the same shares and value of the Predecessor Fund’s shares. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the Reorganization, the net assets, fair value of investments, net unrealized appreciation and fund shares outstanding of the Predecessor Fund were as follows:

Net Assets	Fair Value of Investments	Net Unrealized Appreciation	Fund Shares Outstanding
$326,806,119	$326,806,119	$105,738,265	6,858,304

12

The Torray Fund

NOTES TO FINANCIAL STATEMENTS (continued)

As of June 30, 2023 (unaudited)

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Fund complies with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax provision is required. As of and during year ended December 31, 2022, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during year ended December 31, 2022, the Fund did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. As of and during year ended December 31, 2022, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. tax authorities for tax years prior to December 31, 2019.

Security Transactions and Investment Income and Distributions – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities using the constant yield method. Non-cash dividend income is recognized at the fair value of property received.

The Fund distributes all net investment income, if any, quarterly and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the year ended December 31, 2022, no such reclassifications were made.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

13

The Torray Fund

NOTES TO FINANCIAL STATEMENTS (continued)

As of June 30, 2023 (unaudited)

NOTE 3 — SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. The Fund’s investments are carried at fair value.

Equity Securities – Securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices is used, these securities are categorized in Level 2 of the fair value hierarchy.

Short-Term Investments – Investments in money market funds are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Short-term debt securities (maturing in 60 days or less), such as U.S. Treasury Bills, are valued at amortized cost, which approximates market value and are categorized in Level 2 of the fair value hierarchy.

The Board of Trustees (the “Board”) has adopted a pricing and valuation policy for use by the Fund and its Valuation Designee (as defined below) in calculating the Fund’s net asset value. Pursuant to Rule 2a-5 under the 1940 Act, the Fund has designated Torray Investment Partners LLC (formerly known as Torray LLC) (the “Adviser”) as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to

14

The Torray Fund

NOTES TO FINANCIAL STATEMENTS (continued)

As of June 30, 2023 (unaudited)

make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board. As of June 30, 2023, no Fund portfolio securities were priced in accordance with such procedures.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s securities as of June 30, 2023:

	Level 1	Level 2	Level 3	Total
Common Stocks	$304,091,320	$—	$—	$304,091,320
Short-Term Investment	10,349,495	—	—	10,349,495
Total Investments in Securities	$314,440,815	$—	$—	$314,440,815

Refer to the Schedule of Investments for further information on the classification of investments.

NOTE 4 — INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement (the “Advisory Agreement”) with Torray Investment Partners LLC (formerly known as Torray LLC) to furnish investment advisory services and to pay for certain operating expenses of the Fund. Pursuant to the Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.85% of the Fund’s average daily net assets. For the period ended June 30, 2023, the Fund incurred advisory fees of $1,321,899.

Effective December 9, 2022, the Adviser and the Fund entered into an Operating Expense Limitation Agreement (the “Agreement”) whereby the Adviser has contractually agreed to waive its fee and reimburse the Fund for its current Operating Expenses so as to limit the Fund’s current Operating Expenses (excluding certain items discussed below) to an annual rate, expressed as a percentage of the Fund’s average annual net assets, of 0.95% (the “Expense Cap”). For purposes of the Agreement, the following expenses are not taken into account and could cause net total annual Fund Operating Expenses to exceed the Expense Cap as applicable: acquired fund fees and expenses, taxes, interest expense, dividends on securities sold short and extraordinary expenses. This contractual limitation is in effect until December 31, 2025 and may not be terminated without the approval of the Board. During the current fiscal period, the Fund waived advisory fees in the amount of $28,388, and recouped advisory fees in the amount of $9,231.

Under the Agreement, if at any time the Fund’s total annual Fund Operating Expenses (not including acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) for a year are less than the Expense Cap, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed (i) the expense

15

The Torray Fund

NOTES TO FINANCIAL STATEMENTS (continued)

As of June 30, 2023 (unaudited)

limitations that were in effect at the time of the waiver or reimbursement and (ii) the current expense limit in effect at the time of the reimbursement.

As of the end of the current reporting period, the Fund had amounts available for recoupment as follows:

Expiration December 31, 2025	Expiration December 31, 2026	Total
$286	$28,388	$28,674

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as administrator for the Fund. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Fund’s transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Quasar Distributors, LLC (the “Distributor”) serves as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with the Trust. Prior to November 21, 2022, Foreside Funds Distributors served as principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with the Trust.

NOTE 5 — TRUSTEE AND OFFICER COMPENSATION

The Trustees of the Trust receive an annual retainer and meeting fees for meetings attended. Prior to the Reorganization, certain officers and Trustees of the Fund were officers and/or shareholders of the Adviser and were not paid by the Fund for serving in such capacities. Immediately following the Reorganization, an employee of Vigilant Compliance, LLC serves as Chief Compliance Officer of the Trust. Vigilant Compliance, LLC is compensated for the services provided to the Trust. Employees of the Trust serve as President, Chief Financial Officer, Chief Operating Officer, Secretary and Director of Marketing & Business Development of the Trust. They are compensated for services provided. Certain employees of Fund Services serve as officers of the Trust. They are not compensated by the Fund or the Trust. For Trustee and Officer compensation amounts, please refer to the Statement of Operations.

16

The Torray Fund

NOTES TO FINANCIAL STATEMENTS (continued)

As of June 30, 2023 (unaudited)

NOTE 6 — SHARES OF BENEFICIAL INTEREST TRANSACTIONS

Transactions in shares of beneficial interest were as follows:

	Six months ended 06/30/23		Year ended 12/31/22
	Shares	Amount	Shares	Amount
Shares sold	11,995	$570,346	226,400	$11,219,486
Reinvestment of distributions	42,516	1,978,620	577,797	27,906,740
Shares redeemed	(395,731)	(18,858,122)	(1,238,188)	(62,560,802)
	(341,220)	$(16,309,156)	(433,991)	$(23,434,576)

NOTE 7 — INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, other than short-term investments, for the period ended June 30, 2023, aggregated $26,680,574 and $46,827,935, respectively.

NOTE 8 — TAX MATTERS

Distributions to shareholders are determined in accordance with United States federal income tax regulations, which may differ from GAAP.

The tax character of distributions paid during the six months ended June 30, 2023, and the year ended December 31, 2022, were as follows:

	June 30, 2023 (unaudited)	December 31, 2022
Distributions paid from:
Ordinary Income	$2,190,583	$4,709,901
Long-Term Capital Gains	—	26,886,629
	$2,190,583	$31,596,530

As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed long-term capital gain	14,393,827
Net unrealized appreciation/(depreciation)	95,060,407
Total accumulated earnings	$109,454,234

As of December 31, 2022, the Fund did not have any capital loss carryovers. A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next

17

The Torray Fund

NOTES TO FINANCIAL STATEMENTS (concluded)

As of June 30, 2023 (unaudited)

taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31. For the taxable period ended December 31, 2022, the Fund does not plan to defer any late year losses.

The cost basis of investments for federal income tax purposes at June 30, 2023, and December 31, 2022, the Fund’s most recently completed fiscal year end, were as follows:

	June 30, 2023 (unaudited)	December 31, 2022
Gross unrealized appreciation	$107,062,865	$106,246,782
Gross unrealized (depreciation)	(3,308,579)	(11,186,375)
Net unrealized appreciation	103,754,286	95,060,407
Cost	$210,686,529	$227,270,091

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the differences in tax treatment of wash sales.

NOTE 9 — SECTOR RISK AND GENERAL RISK

As of June 30, 2023, the Fund had a significant portion of its assets invested in the Financials sector. The Financials sector may be more greatly impacted by the performance of the overall economy, interest rates, competition, and consumer confidence spending.

For purposes of financial statement reporting, 33.2% of portfolio holdings at year end were classified according to Global Industry Classification Standards (GICS) as belonging to the Financials sector. However, the Fund believes the actual Financials concentration risk to be below that shown for the Financials sector, as several of the constituent companies are diversified holding companies, with portions of their businesses falling outside the sector.

NOTE 10 — COMMITMENTS AND CONTINGENCIES

The Fund indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

NOTE 11 — SUBSEQUENT EVENTS

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. Effective August 31, 2023, the Fund will be changing the fiscal year end date from December 31st to August 31st.

18

The Torray Fund

Other Information

As of June 30, 2023 (unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 are available without charge, upon request, by calling (800) 626-9769 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) as an exhibit to its report on Form N-PORT. The Trust’s Forms N-PORT are available on the SEC’s website at http://www.sec.gov.

Liquidity Risk Management Program

The Trust has adopted and implemented a Liquidity Risk Management Program (the “Trust Program”) as required by rule 22e-4 under the 1940 Act. In accordance with the Trust Program, the Adviser has adopted and implemented a liquidity risk management program (the “Adviser Program” and together with the Trust Program, the “Programs”) on behalf of the Fund. The Programs seek to assess, manage and review the Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interest in the Fund.

The Board has appointed Vigilant Compliance, LLC (“Vigilant”) as the program administrator for the Trust Program and the Liquidity Risk Management Committee of the Adviser as the program administrator for the Adviser Program. The process of monitoring and determining the liquidity of the Fund’s investments is supported by one or more third-party vendors.

At meetings held during the current fiscal period, the Board and its Regulatory Oversight Committee received and reviewed a written report (the “Report”) of Vigilant and the Adviser concerning the operation of the Programs for the period from December 12, 2022 to December 31, 2022. (the “Period”). The Report summarized the operation of the Programs and the information and factors considered by Vigilant and the Adviser in reviewing the adequacy and effectiveness of the implementation of the Programs with respect to the Fund. Such information and factors included, among other things: (i) the methodology used to classify the liquidity of the Fund’s portfolio investments and the Adviser’s assessment that the Fund’s strategy remained appropriate for an open-end mutual fund; (ii) analyses of the Fund’s trading environment and reasonably anticipated trading size; (iii) that the Fund held primarily highly liquid assets (investments that the Fund anticipates can be converted to cash within 3 business days or less in current market conditions without significantly changing their market value); (iv) that the Fund did not require the establishment of a highly liquid investment minimum and the methodology for that determination; (v) confirmation that the Fund did not breach the 15% maximum illiquid security threshold (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment) during the Period and the procedures for monitoring compliance with the limit; (vi) that the processes, technologies and third-party vendors used to assess, manage, and/or periodically review the Fund’s Liquidity Risk

19

The Torray Fund

OTHER INFORMATION (concluded)

As of June 30, 2023 (unaudited)

functioned appropriately during the Period; and (vii) that the Programs operated adequately during the Period. The Report also indicated that there were no material changes made to the Programs during the Period.

Based on the review, the Report concluded that the Programs were being implemented effectively and reasonably designed to assess and manage Liquidity Risk in the Fund’s portfolio.

There can be no assurance that the Trust Program or the Adviser Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

20

The Torray Fund

About Your Fund’s Expenses

As of June 30, 2023 (unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, including advisory fees, and other fund expenses. Operating expenses, which are deducted directly from the Fund’s gross income, directly reduce the investment return of the Fund.

A mutual fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2023 to June 30, 2023.

The table below illustrates the Fund’s cost in two ways:

Actual Fund Return This section helps you estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period” below.

Hypothetical 5% Return This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses, and that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge transactions fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculation assumes no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund’s expenses, including recent annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During Period(1)
Based on Actual Fund Return(2)	$1,000.00	$1,037.70	$4.80
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.08	$4.76

(1)

Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.95%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended June 30, 2023, of 3.77%.

21

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INVESTMENT Adviser

Torray Investment Partners LLC
7501 Wisconsin Avenue, Suite 750 W
Bethesda, MD 20814

ADMINISTRATOR AND TRANSFER AGENT

U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

CUSTODIAN

U.S. Bank, N.A.
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

UNDERWRITER

Quasar Distributors, LLC
111 E Kilbourn Ave, Suite 2200
Milwaukee, WI 53202

LEGAL COUNSEL

Faegre Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, Pennsylvania 19103-6996

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. All indices are unmanaged groupings of stocks that are not available for investment.

The

TORRAY

FUND

of The RBB Fund Trust

SEMI-ANNUAL REPORT

JUNE 30, 2023

funds.torray.com

(301) 493-4600

(800) 626-9769

Torray-SAR23

(b)	Not applicable

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2)	A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4)	Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The RBB Fund Trust

By (Signature and Title)*	/s/ Steven Plump
Steven Plump, President
(principal executive officer)

Date	8/31/23

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Steven Plump
Steven Plump, President
(principal executive officer)

Date	8/31/23

By (Signature and Title)*	/s/ James G, Shaw
James G. Shaw, Chief Financial Officer
(principal financial officer)

Date	8/31/23

*	Print the name and title of each signing officer under his or her signature.